UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Exchange Act of 1934
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☐ Soliciting Material Pursuant to §240.14a-12
GeoEye, Inc.

(Name of Registrant as Specified in Its Charter)

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GeoEye, Inc.
21700 Atlantic Boulevard
Dulles, VA 20166

April 30, 2009

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of stockholders of GeoEye, Inc. to be held at the Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191, on June 4, 2009 at 9:00 a.m. Eastern Daylight Time.

This booklet includes the Notice of the Meeting and the Proxy Statement, which contains information about the Board of Directors and its committees and personal information about each of the nominees for the Board of Directors. Other matters on which action is expected to be taken during the meeting are also described.

If you, or your designated representative or proxy, plan to attend the Annual Meeting, please follow the advance registration instructions in the back of this Proxy Statement which will expedite your admission to the Annual Meeting.

It is important that your shares are represented at the meeting. Whether or not you plan to attend the meeting in person, it is important that you complete, sign, date and promptly return the enclosed proxy card.

On behalf of the Board of Directors, thank you for your continued support of the Company. I look forward to greeting as many of our stockholders as possible at the Annual Meeting.

LT. GENERAL JAMES A. ABRAHAMSON, USAF (RET.)
Chairman of the Board

GeoEye, Inc.
21700 Atlantic Boulevard
Dulles, VA 20166

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2009

To the Stockholders of
GeoEye, Inc.

The Annual Meeting of stockholders of GeoEye, Inc. will be held at the Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191, on June 4, 2009 at 9:00 a.m. Eastern Daylight Time, for the following purposes:

1. To elect 9 directors for a term of 1 year, and until their successors are duly elected and qualified;

2. To ratify the selection of KPMG LLP as the company’s independent registered public accounting firm for 2009; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 6, 2009 as the record date for determining stockholders entitled to notice of, and to vote at, this meeting.

Your vote is important. Please promptly return the enclosed proxy card or submit your proxy by the manner established by your broker, i.e. via the internet or telephone. Submitting your proxy early by any of these methods will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

By Authorization of the Board of Directors

WILLIAM L. WARREN
Senior Vice President, General Counsel and
Corporate Secretary

April 30, 2009

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON JUNE 4, 2009

Our Proxy Statement and 2008 Annual Report to Shareholders on Form 10-K are available at https://www.proxydocs.com/geoy

GeoEye, Inc.
21700 Atlantic Boulevard
Dulles, VA 20166

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being mailed to stockholders beginning on or about May 7, 2009. They are furnished in connection with the solicitation by the Board of Directors (the “Board”) of GeoEye, Inc. (the “Company”) of proxies from the holders of the Company’s common stock, par value $0.01 per share (the “Common Stock”), for use at the 2009 Annual Meeting of stockholders (the “Annual Meeting”) to be held at the time and place and for the purposes set forth in the accompanying notice. The Company will pay all costs of soliciting proxies. The Company will also reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxy material to beneficial owners of such stock.

All duly executed proxies received prior to the Annual Meeting will be voted in accordance with the choices specified thereon. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted (1) FOR the election of the nominees for director named on pages 8 through 10, (2) FOR the ratification of the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for 2009, and (3) at the discretion of the persons named in the proxy, in connection with any other business, that may properly come before the Annual Meeting. See “Other Business” on page 42 for information concerning the voting of proxies if other matters are properly brought before the Annual Meeting. A stockholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by filing with the Corporate Secretary an instrument revoking it, by delivering a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

Stockholders of record at the close of business on April 6, 2009 will be eligible to vote at the meeting. Our voting securities consist of our Common Stock, of which 18,533,043 shares were issued and outstanding on April 6, 2009. Each share outstanding on the record date entitles the holder to one vote on each matter submitted to a vote of stockholders. Cumulative voting is not permitted. The requirement for a quorum at the Annual Meeting is the presence in person or by proxy of holders of a majority of the issued and outstanding shares of Common Stock.

In addition to voting in person at the Annual Meeting, stockholders of record may vote by proxy by mailing their signed proxy cards. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Certain of these institutions offer telephone voting.

A broker non-vote occurs when a broker submits a proxy card with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Abstentions, shares with respect to which authority is withheld, and broker non-votes that are voted on any matter, are included in determining whether a quorum is present. Abstentions are treated as shares that are present and entitled to vote for purposes of determining the outcome of any matter submitted to the stockholders for a vote. Abstentions, however, do not constitute a vote “For” or “Against” any matter, and thus will be disregarded in the calculation of a plurality of “votes cast.” Votes are counted, and the count is certified, by an inspector of elections. Information regarding the vote required for approval of particular matters is set forth in the discussion of those matters appearing elsewhere in this Proxy Statement.

The Annual Report to Stockholders, which includes financial statements of the Company for the year ended December 31, 2008, has been mailed to all stockholders entitled to vote at the Annual Meeting on or before the date of mailing this Proxy Statement. The Securities and Exchange Commission (“SEC”) permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as “householding”, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, that stockholder should contact his or her broker or send a request to the Company’s corporate secretary at the Company’s principal executive offices, 21700 Atlantic Boulevard, Dulles, Virginia, 20166, telephone number (703) 480-7500. The Company will deliver promptly, upon a written or oral request to the corporate secretary, a separate copy of the 2008 Annual Report and this Proxy Statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered. The Annual Report is not a part of the proxy solicitation material.

Attendance at the Annual Meeting is limited to the Company’s stockholders or their designated representative or proxy, members of their immediate family and the Company’s employees and guests. In order to attend as a stockholder or immediate family member, you or your family member must be a stockholder of record as of April 6, 2009, or you must provide a copy of a brokerage statement or other evidence of beneficial ownership showing ownership of Common Stock on April 6, 2009.

ABOUT THE 2009 ANNUAL MEETING OF STOCKHOLDERS

WHEN AND WHERE IS THE ANNUAL MEETING?

The Annual Meeting will be held at the Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191, on June 4, 2009 at 9:00 a.m. Eastern Daylight Time.

HOW CAN I ATTEND THE MEETING?

The Annual Meeting is open to all holders of GeoEye, Inc. Common Stock as of April 6, 2009. To attend the Annual Meeting, you will need to bring your legal proxy and valid picture identification. If you hold shares through an account with a bank or broker, you will need to contact your bank or broker and request a legal proxy, which will serve as your admission ticket. In order to expedite your admission to the Annual Meeting, please follow the advance registration instructions in the back of this Proxy Statement.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

In order for us to conduct our Annual Meeting, a majority of our issued and outstanding shares of Common Stock as of April 6, 2009 must be present in person or by proxy. This is referred to as a quorum. On the record date, there were 18,533,043 shares issued and outstanding and entitled to vote. Therefore, 9,266,522 must be represented by proxy or by stockholders present and entitled to vote at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker or bank) or if you attend the Annual Meeting and vote in person. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chairman of the Board may adjourn the Annual Meeting to another date and time.

WHO IS ENTITLED TO VOTE?

You may vote if you owned shares of the Company’s Common Stock as of the close of business on April 6, 2009. Each share of Common Stock is entitled to one vote. As of April 6, 2009, we had 18,533,043 shares of Common Stock issued and outstanding.

HOW MANY VOTES DO I HAVE?

For each proposal presented, you have one vote for each share of Common Stock you own as of April 6, 2009.

WHAT AM I VOTING ON?

You will be voting on the following:

•	To elect all members of the Board;

•	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2009; and

•	To transact any other business properly coming before the Annual Meeting.

HOW MANY VOTES ARE NEEDED TO APPROVE THE COMPANY’S PROPOSALS?

In the event that the number of nominees does not exceed the number of directors to be elected at the Annual Meeting (the situation that we anticipate), the nominees receiving the majority of votes cast will be elected as directors (i.e., the number of shares voted “For” a director must exceed the number of votes cast “Against” that director). In the event that the number of nominees exceeds the number of directors to be elected (a situation we do not anticipate), the nominees receiving the highest number of “For” votes will be elected as directors. This number is called a plurality. Abstentions and broker non-votes will have no impact on the election of directors.

The ratification of the appointment of KPMG LLP as the Company’s fiscal 2009 independent registered public accounting firm requires that a majority of the votes cast at the Annual Meeting be voted “For” the proposal. The proxy given will be voted “For” the proposal unless a properly executed proxy card is marked “Against” or “Abstain.” Abstentions are deemed to be “votes cast,” and have the same effect as a vote “Against” this proposal. Broker non-votes are not deemed to be votes cast, and, therefore, have no effect on the vote with respect to this proposal.

MAY I VOTE BEFORE THE MEETING?

If you are a registered stockholder, meaning that you hold your shares in certificate form or through an account with our transfer agent, BNY Mellon Shareowner Services, you may vote by mail, by completing, signing and returning the enclosed proxy card.

If you are a beneficial owner, meaning you hold your shares through an account with a bank or broker, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from GeoEye. You must follow their voting procedures to ensure that your vote is counted.

MAY I VOTE AT THE ANNUAL MEETING?

Stockholder of Record: Shares Registered in Your Name

If on April 6, 2009, your shares were registered directly in your name with the Company’s transfer agent, BNY Mellon Shareowner Services, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 6, 2009, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, in order to vote your shares in person at the Annual Meeting, you must request and obtain a valid proxy from your broker, bank or other agent.

CAN I CHANGE MY MIND AFTER I VOTE?

You may change your vote at any time before the polls close at the conclusion of voting at the Annual Meeting. You may do this by one of three ways:

(1) You may submit another properly executed proxy card with a later date;

(2) You may send written notice that you are revoking your proxy to the Corporate Secretary, GeoEye, Inc., 21700 Atlantic Boulevard, Suite 500, Dulles, VA 20166 or;

(3) You may attend the Annual Meeting and vote in person. Mere attendance will not revoke your proxy.

Please note, that to be effective, your new proxy card or written notice of revocation must be received by the Corporate Secretary prior to the Annual Meeting on June 4, 2009.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

Proxies that are signed and returned but do not contain instructions will be voted (1) FOR the election of the nominees for director named on pages 8 through 10 and (2) FOR the ratification of the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2009. The Company does not expect that any other matters will be brought before the Annual Meeting. If any other matter is properly presented at the Annual Meeting, your proxy (or one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY OR INSTRUCTION FORM?

If you are a registered stockholder and do not provide a proxy, you must attend the Annual Meeting in order to vote your shares. If you hold shares through an account with a bank or broker, your shares will not be voted if you do not provide voting instructions on your instruction form.

MAY STOCKHOLDERS ASK QUESTIONS AT THE ANNUAL MEETING?

Yes. Representatives of the Company will answer questions of general interest at the end of the Annual Meeting.

CAN STOCKHOLDERS EXERCISE DISSENTERS’ RIGHTS OF APPRAISAL WITH RESPECT TO ANY PROPOSAL AT THE MEETING?

Stockholders have no rights under Delaware law, the Company’s Certificate of Incorporation, or the Company’s Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Annual Meeting.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be posted on the Company’s website: www.geoeye.com in its Investor Relations Section under “2009 Annual Meeting.”

IMPORTANT INFORMATION REGARDING DELIVERY OF PROXY MATERIALS

WHAT IS “NOTICE AND ACCESS”?

The Securities and Exchange Commission has adopted amendments to the proxy rules that change how companies must provide proxy materials. These new rules are often referred to as “notice and access.” Under the notice and access model, a company may select either of the following two options for making proxy materials available to stockholders:

•	the full set delivery option; or

•	the notice only option.

A company may use a single method for all its stockholders, or use full set delivery for some while adopting the notice only option for others. GeoEye must comply with these new rules in connection with its 2009 Annual Meeting of Stockholders.

WHAT IS THE FULL SET DELIVERY OPTION?

Under the full set delivery option, a company delivers all proxy materials to its stockholders as it would have done prior to the change in the rules. This can be by mail or, if a stockholder has previously agreed, by e-mail. In addition to delivering proxy materials to stockholders, the company must now post all proxy materials on a publicly-accessible website and provide information to stockholders about how to access that website.

In connection with its 2009 Annual Meeting of Stockholders, GeoEye elected to use the full set delivery option. Accordingly, you should have received the GeoEye proxy materials by mail. These proxy materials include the Notice of Annual Meeting of Stockholders, Proxy Statement, proxy card and Annual Report. Additionally, GeoEye has posted these materials at https://www.proxydocs.com/geoy.

WHAT IS THE NOTICE ONLY OPTION?

Under the notice only option, a company must post all of its proxy materials on a publicly accessible website. However, instead of delivering its proxy materials to stockholders, the company instead delivers a “Notice of Internet Availability of Proxy Materials” which outlines (i) information regarding the date and time of the meeting of stockholders as well as the items to be considered at the meeting; (ii) information regarding the website where the proxy materials are posted; and (iii) various means by which a stockholder can request paper or e-mail copies of the proxy materials. If a stockholder requests paper copies of the proxy materials, these materials must be sent to the stockholder within three business days. Additionally, paper copies must be sent via first class mail.

WILL GEOEYE USE THE NOTICE ONLY OPTION IN THE FUTURE?

Although GeoEye elected to use the full set delivery option in connection with the 2009 Annual Meeting of Stockholders, it may choose to use the notice only option in the future. GeoEye plans to evaluate the future possible cost savings as well as the possible impact on stockholder participation as it considers the future use of the notice only option.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has nominated the nine people listed below under “2009 Annual Meeting Director Nominees” for election as directors at the 2009 Annual Meeting, each to serve until the next Annual Meeting of Stockholders, until his or her successor is elected and qualified, or until the director’s removal or resignation. If any nominee should refuse or be unable to serve, an event which is not anticipated, the proxy will be voted for such person as shall be designated by the Board to replace such nominee, or, in lieu thereof, the Board may reduce the number of directors. If a director is appointed by Board action prior to the date of this Proxy Statement, the director would be submitted to the stockholders for election at the 2009 Annual Meeting.

In accordance with the Company’s Bylaws, directors in an uncontested election, as is currently anticipated, will be elected by a majority of the votes cast with respect to such director, and directors in a contested election will be elected by a plurality of the votes cast. A stockholder may, in the manner set forth in the enclosed proxy card, instruct the proxy holder to vote that stockholder’s shares “FOR” or “AGAINST” such named nominee, or to “ABSTAIN.” Abstentions and broker non-votes will have no effect.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
ELECTION OF EACH NOMINEE

2009 Annual Meeting Director Nominees

Each of the nominees for director has been approved by the Board, upon the recommendation of the Nominating and Governance Committee, for submission to the stockholders. All nominees for election of directors are currently serving on the Board. Set forth below is the current principal occupation (which, unless otherwise indicated, has been his or her principal occupation during the last five years), age (as of the date of the Proxy Statement) and other information for each nominee:

Lt.  General James Abrahamson, USAF (Ret) (Director) (Chairman of the Board)

Age 75, has been a member of the Board since April 1998 and has served as Chairman of the Board since November 2001. Lt. General Abrahamson also served as Chairman of the Nominating and Governance Committee from January 2005 through June 2008 and remains a member of the committee. Additionally, he is a member of the Audit Committee and serves as an ex officio member of the Strategy and Risk Committee. Lt. General Abrahamson currently serves as Chairman and Chief Executive Officer of StratCom, LLC, SkySpectrum LLC, and Sky Sentry LLC, each of which are companies associated with the development of stratospheric airships for civil and military applications. From 1992 to 1995, he served as Chairman of Oracle Corporation. He also served as Executive Vice President for Corporate Development for Hughes Aircraft Company from October 1989 to April 1992 and as President of the Transportation Sector for Hughes Aircraft Company from April 1992 to September 1992. Lt. General Abrahamson directed the Strategic Defense Initiative from April 1984 until he retired from the Air Force in January 1989 at the rank of Lieutenant General. He also directed the development of the F-16 Multi-National Fighter and served as NASA Associate Administrator for Space Flight, managing NASA’s space shuttle from its first flight through ten safe and successful missions. Lt. General Abrahamson also serves as Chairman of the Board for Global Relief Technologies.

Joseph M. Ahearn (Director)

Age 54, has been a member of the Board since December 2003, served as Chairman of the Audit Committee from January 2004 to June 2008, and remains a member of the committee. He also has served as a member of the Compensation Committee since April 2006. Mr. Ahearn has been Senior Vice President for M&F Worldwide Corporation since December 2005. Prior to that, Mr. Ahearn served as Vice President Special Projects for Panavision Inc. from September to December 2005 and Managing Director of Qorval, Inc. from August 2004 to September 2005. From January 2000 to August 2004, he served as President of Pilgrim Advisors Inc. Mr. Ahearn was a member of the firms of Touche Ross & Co. from 1981 to 1987 and Arthur Andersen & Co. from 1976 to 1980. Mr. Ahearn is also Chairman and Chief Executive Officer of Faneuil, Inc., a privately held corporation.

Martin C. Faga (Director)

Age 67, has been a member of the Board and of the Strategy and Risk Committee since August 1, 2006 and a member of the Compensation Committee since June 2008. Since May 2000, Mr. Faga has been a trustee on the Board of Trustees for the MITRE Corporation (“MITRE”), a non-profit organization. Mr. Faga served as President and Chief Executive Officer of MITRE from May 2000 through June 2006. Under his leadership, he directed the company’s activities, primarily the operation of three Federally Funded Research and Development Centers (“FFRDC“s) for the Department of Defense (“DOD”), the Federal Aviation Administration (“FAA”), and the Internal Revenue Service (“IRS”). DOD’s FFRDC activities focused on command, control, communications, and intelligence. FAA’s FFRDC activities focused on air traffic management, and the IRS’s FFRDC activities focused on enterprise modernization. Mr. Faga is also a board member of the following for-profit organizations: Alliant Techsystems, Olive Group North America, and the following non-profit organizations: the Space Foundation and the Association of Former Intelligence Officers, a 501(c)(3) tax-exempt organization devoted to education about and support for US intelligence.

Michael F. Horn, Sr. (Director)

Age 72, has been a member of the Board since December 2007, and a member of both the Audit Committee and the Strategy and Risk Committee since January 2008. Mr. Horn became Chairman of the Audit Committee in June 2008. Since January 2004, Mr. Horn has served as an auditor and consultant for various private and publicly held companies. Mr. Horn has more than 40 years of executive financial management, audit, and consulting experience, including 35 years with KPMG, LLP, where he served as a partner for 28 years. Mr. Horn also serves on the board of United Energy Technology, Inc.

Lawrence A. Hough (Director)

Age 65, has been a member of the Board since December 2003, Chairman of the Nominating and Governance Committee since June 2008, and member of the Strategy and Risk Committee since June 2008. Since January 2008, Mr. Hough has served as the President of Stuart Mill Acquisitions, Inc. and Managing Director of Stuart Mill Venture Partners, L.P. From January 1997 to the present, he has served as President and Chief Executive Officer of Stuart Mill Capital, Inc. From June 2004 to May 2005, he served as Chief Executive Officer of SynXis Corporation, having previously served as Chairman of the Board from January to May 2004. Mr. Hough is also a board member of the following for-profit organizations: Goldleaf Financial Solutions, Inc. (audit committee member), Marrone Organics, Inc., Appistry, Inc., and Sypherlink, Inc., and a board member of the following non-profit organizations: Shakespeare Theatre (audit and executive committees) and the Levine School of Music. Mr. Hough also served in the United States Navy as a Lieutenant.

Roberta E. Lenczowski (Director)

Age 67, has been a member of the Board and of the Strategy and Risk Committee since August 2007 and a member of the Nominating and Governance Committee since June 2008. From May 2008 to present, Ms. Lenczowski has served as an Associate for Burdeshaw Associates, Ltd. From May 2006 to present, Ms. Lenczowski has served as an Academic Advisor for Sanborn Map Company, Inc. In 2005, Ms. Lenczowski formed Roberta E. Lenczowski Consulting, a consulting company servicing the geospatial intelligence community. From 2004 to 2005, Ms. Lenczowski served as a West executive with the National Geospatial Agency (“NGA”). Ms. Lenczowski currently serves as a director for TechniGraphics, the Leonard Wood Institute, and for Fugro EarthData, Inc. (member of compensation committee and government security committee).

Matthew M. O’Connell (Director)

Age 56, has been a member of the Board since October 2001. Mr. O’Connell is GeoEye’s President and CEO. He was CEO of GeoEye’s predecessor, Orbital Imaging Corporation (“ORBIMAGE”), beginning in 2001. In January 2006, ORBIMAGE merged with Space Imaging to form GeoEye, the world’s largest operator of commercial imagery satellites. In the fall of 2006, GeoEye became the first commercial remote sensing corporation to be listed on NASDAQ. Mr. O’Connell has over twenty years of experience in communications management and finance. Prior to joining GeoEye, Mr. O’Connell was a managing director at Crest Advisors, a New York-based private merchant bank that invested in and advised communications companies. Mr. O’Connell serves as a director for the US Geospatial Intelligence Foundation and for Beijing Earth Observation.

James M. Simon, Jr. (Director)

Age 61, has been a member of the Board since November 2005, a member of the Compensation Committee since April 2006 and Chairman of the Strategy and Risk Committee since June 2006. Mr. Simon currently serves as the founding Director of the Microsoft Institute for Advanced Technology in Governments. A career Central Intelligence Agency officer, Mr. Simon was appointed by President Clinton and confirmed by the Senate in 1999 as the first Assistant Director of Central Intelligence for Administration, a position he held from January 2000 through January 2003. As deputy to the Deputy Director of Central Intelligence for Community Management, he was responsible for technology acquisition, setting policy for, and overseeing the budgets of, the fourteen agencies that comprise the intelligence community. After the terrorist attacks of September 11, 2001, he was designated as the senior intelligence official for Homeland Security establishing and chairing the

Homeland Security Intelligence Council. From January 2003 until January 2005, Mr. Simon served as President and Chief Executive Officer of a consulting and services firm, IntelligenceEnterprises, LLC and continues to serve as a Partner with the organization.

William W. Sprague (Director)

Age 51, has been a member of the Board since 1997, Chairman of the Compensation Committee since June 2008, a committee on which he has served since April 2006, and a member of the Audit Committee since January 2008. Mr. Sprague currently serves as the Chief Executive Officer of SMH Capital Markets, a company for which he served as Managing Director of its investment banking division from April 2004 to December 31, 2008. Mr. Sprague was the founder and President of Crest Communications Holdings LLC, and its affiliate, Crest Advisors LLC, a private investment bank that invested in and advised middle-market companies, especially in the media and communications industries. Crest Communications Holdings LLC held Series A Preferred Stock in ORBIMAGE, our predecessor company, and received warrants as parts of our restructuring, which it subsequently sold. Mr. Sprague serves as Chairman of the Williams College Alumni Fund.

GENERAL INFORMATION

Board of Directors

General

The Board is responsible for supervision of the overall affairs of the Company. The Board held ten (10) meetings during 2008. The Company expects each director to make every effort to attend each Board meeting, each meeting of any committee on which he or she sits, and the Annual Meeting of Stockholders. Attendance for each director was 100%. Currently, the Board consists of 9 directors, and under the Company’s Bylaws, has the authority to increase or decrease the size of the Board and fill vacancies, provided, however, that the Company’s Bylaws currently restrict the size of the Board to no less than seven members and no more than fifteen members. The Company does not maintain a formal policy regarding the Board’s attendance at annual stockholder meetings. Eight of the nine board members attended our 2008 Annual Meeting. Mr. Ahearn was the only member absent.

There are no family relations, of first cousin or closer, among the Company’s directors or executive officers by blood, marriage or adoption.

Director Independence

The Board has determined that 8 of the Company’s 9 directors are independent directors within the meaning of Marketplace Rule 4200(a)(15) of the NASDAQ Stock Market. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company. In addition to applying the NASDAQ Stock Market independence tests, the Board considers all relevant facts and circumstances in making its independence determinations.

All members of the Audit, Compensation, and Nominating and Governance Committees must meet the independence requirements of the NASDAQ Stock Market. Members of the Audit Committee must also satisfy a separate SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than their directors’ compensation.

Standing Committees, Board Organization, and Director Nominations

To assist it in carrying out its duties, the Board has delegated certain authority to the following standing committees: (i) the Compensation Committee, (ii) the Audit Committee, (iii) the Nominating and Governance Committee, and (iv) the Strategy and Risk Committee. The charters for the Compensation, Audit, and Nominating and Governance Committees as well as the Code of Business Conduct and Ethics (“Code of Ethics”), are all

available on the Investor Relations section of the Company’s website, http://www.geoeye.com. We make our website content available for information purposes only. It should not be relied upon for investment purposes, nor is it incorporated by reference in this Proxy Statement. Printed copies of all of the above-referenced reports and documents may be requested by contacting our Investor Relations Department at our corporate headquarters either by mail at GeoEye, Inc., 21700 Atlantic Boulevard, Dulles, VA 20166, Attn.: Investor Relations Department or by telephone at (703) 480-7500. All of the above-referenced reports and documents are available free of charge.

As of the date of this Proxy Statement, Board membership on the committees is as follows:

Compensation	Audit	Nominating and Governance	Strategy and Risk

William W. Sprague* Joseph M. Ahearn Martin C. Faga James M. Simon, Jr.	Michael F. Horn, Sr.* James A. Abrahamson Joseph M. Ahearn William W. Sprague	Lawrence A. Hough* James A. Abrahamson Roberta E. Lenczowski	James M. Simon, Jr.* Roberta E. Lenczowski Martin C. Faga Michael F. Horn, Sr. Lawrence A. Hough

*	Chairman

Audit Committee

The Audit Committee of the Board of Directors was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Board adopted a charter for the Audit Committee on January 22, 2004, which was amended on November 1, 2007. The Audit Committee held eight (8) meetings in 2008. From January 1 to June 5, 2008, the Audit Committee was composed of Messrs. Ahearn (Chairman), Abrahamson, Horn, Hough and Sprague. On June 5, 2008 the Audit Committee was restructured, and the new Committee was composed of Messrs. Horn (Chairman), Abrahamson, Ahearn, and Sprague. Each of Messrs. Ahearn, Abrahamson, Horn, and Sprague has been determined to be independent within the meaning of Marketplace Rules 4200(a)(15) and 4350(d)(2)(A) of the NASDAQ Stock Market and Rule 10A-3(b) of the Exchange Act. In addition, the Board has determined that Messrs. Horn and Ahearn are “audit committee financial experts” as defined by the rules of the SEC.

The Audit Committee’s duties and functions include, among other things:

•	selecting and overseeing an independent registered public accounting firm for the purpose of auditing the Company’s annual financial statements or performing other audit services for the Company;

•	reviewing and assessing annual and interim financial statements, and earnings releases before they are released to the public or filed with the SEC;

•	reviewing and assessing the key financial statement issues and risks, as well as the processes used by management to address such matters;

•	approving changes in important accounting principles or changes in accounting estimates and the application thereof in financial reports;

•	advising financial management that they are expected to provide a timely analysis of significant current financial reporting issues and practices;

•	making inquiries of the external auditors and management regarding the discovery of any accounting irregularities or fraudulent activities;

•	reviewing and assessing the Company’s business and financial risk management process, including the adequacy of the overall control environment and controls in selected areas representing significant risk;

•	reviewing and assessing the system of internal controls for detecting accounting and financial reporting errors, fraud and defalcations, legal violations and noncompliance with the Code of Conduct;

•	reviewing with legal counsel any regulatory matters that may have a material impact on the financial statements;

•	reviewing the performance of the external auditors;

•	recommending the selection of the external auditors for approval by the Board of Directors;

•	instructing the external auditors that they are responsible to the Board of Directors and the Audit Committee as representatives of the shareholders and confirming that the external auditors will report all relevant issues to the committee in response to agreed-upon expectations;

•	reviewing and approving requests for any consulting services to be performed by the external auditors, and being advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter;

•	reviewing with management and the external auditors the results of the annual audits and related comments in consultation with other committees as deemed appropriate;

•	providing a medium for the external auditors to discuss with the Audit Committee their judgments about the quality of accounting principles and financial disclosure practices used or proposed to be adopted by the Company;

•	reviewing and updating the Company’s Code of Business Conduct and Ethics;

•	reviewing and approving significant conflicts of interest and related party transactions;

•	conducting or authorizing investigations into any matters within the Audit Committee’s scope of responsibilities; and

•	insuring that the Company has adequately addressed issues of particular importance in the environment in which it operates (i.e. foreign corrupt practices, compliance, “whistle blower” procedures and other employee complaint procedures).

Compensation Committee

The Board adopted a charter for the Compensation Committee on March 12, 2004 and amended it November 1, 2007. The Compensation Committee held five (5) meetings in 2008. From January 1 to June 5, 2008, the Compensation Committee was composed of Messrs Hough (Chairman), Ahearn, Simon, and Sprague. On June 5, 2008 the Compensation Committee was restructured, and the new Committee was composed of Messrs. Sprague (Chairman), Ahearn, Faga and Simon.

Each of the members of the Committee has been determined to be independent within the meaning of our Corporate Governance guidelines and Marketplace Rule 4200(a)(15) of the NASDAQ Stock Market, as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act, and as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code. The Committee periodically uses an independent consultant, Frederic W. Cook & Co., Inc., to assist it in fulfilling its responsibilities. The consultant reports directly to the Committee.

The Compensation Committee’s duties and functions include, among other things:

•	establishing and reviewing the overall compensation philosophy of the Company;

•	determining the appropriate compensation levels for the Company’s executive officers;

•	evaluating officer and director compensation plans, policies and programs;

•	reviewing benefit plans for officers and employees;

•	administering and monitoring compliance by executives with the rules and guidelines of the Company’s equity-based plans;

•	producing an annual report on executive compensation for inclusion in the Proxy Statement; and

•	exercising all of the powers of the Board with respect to any other matters involving the compensation of employees and the employee benefits of the Company as may be delegated to the Compensation Committee from time to time.

Nominating and Governance Committee

The Board adopted a written charter for the Nominating and Governance Committee on January 19, 2005 (the “Nominating and Governance Committee Charter”) setting forth the purpose, goals and responsibilities of the Nominating and Governance Committee, amended on November 1, 2007. The Nominating and Governance Committee held three (3) meetings in 2008. From January 1 to June 5, 2008, the Nominating and Governance Committee was composed of Messrs. Abrahamson (Chairman) and Hough. On June 5, 2008, the Committee was restructured, and the current Nominating and Governance Committee is comprised of Messrs. Hough (Chairman) and Abrahamson and Ms. Lenczowski. Each of these members of the Nominating and Governance Committee has been determined to be independent within the meaning of Marketplace Rule 4200(a)(15) of the NASDAQ Stock Market.

The Nominating and Governance Committee’s duties and functions include, among other things:

•	developing criteria for nominating individuals to serve as directors, or re-nominating existing directors, and identifying, and reviewing the qualifications of, and recommending to the Board individuals to be nominated to become, or be re-nominated as, members of the Board;

•	leading the Board in its annual review of the Board’s performance, recommending guidelines for the terms of service by Board members, developing and managing director education programs as required or appropriate, and addressing any possible conflicts of interest of directors and executive officers;

•	recommending to the Board nominees for each committee and making other recommendations on committee structure, processes, governance and functions;

•	monitoring and reporting to the Board on developments that may affect Company governance matters and recommending to the Board such governance guidelines and procedures as it determines to be appropriate; and

•	making recommendations to the Board on guidelines for retirement age, removal and other matters pertaining to tenure of Board members.

Each of the members of the Committee has been determined to be independent within the meaning of our Corporate Governance guidelines and Marketplace Rule 4200(a)(15) of the NASDAQ Stock Market, as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act, and as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.

Director Nominations

All director nominations must be recommended by the Nominating and Governance Committee and approved by a majority of the independent directors of the Board. The policy of the Nominating and Governance Committee is to consider candidates recommended by stockholders on the same basis as other candidates, provided that the recommended candidate meets all of the minimum requirements and qualifications for being a director as specified in the Nominating and Governance Committee Charter and the Company’s Bylaws. Any such recommendations should include the candidate’s name and qualifications for Board membership and should be sent in writing to the Corporate Secretary of the Company at GeoEye, Inc., 21700 Atlantic Boulevard, Dulles, VA 20166.

The Nominating and Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. Once the Nominating and Governance Committee identifies a prospective nominee, it will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on whatever information is provided to the Nominating and Governance Committee with the recommendation of the prospective candidate, as well as the committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The initial determination will be based primarily on the need for Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the minimum qualifications described above. In addition, as the Company evolves, the experience and diversity required on its Board may change. Therefore, the expertise that a prospective nominee possesses will be thoroughly examined to determine whether there is an appropriate fit. If the initial determination indicates that the Nominating and Governance Committee should pursue the prospect, the Nominating and Governance Committee will evaluate the prospective nominee against the minimum qualifications in full and consider such other relevant factors as it deems appropriate. In connection with this evaluation, one or more members of the Nominating and Governance Committee and others as appropriate, may interview the prospective nominee. After completing this evaluation, the Nominating and Governance Committee will determine whether to recommend the individual for nomination by the Board. The Board, acting on the recommendations of the Nominating and Governance Committee, will nominate a slate of director candidates for election at each Annual Meeting of Stockholders and will appoint directors to fill vacancies between Annual Meetings, including vacancies created as a result of any increase in size of the Board. The Company does not pay a fee to any third party or parties to identify, evaluate or assist in identifying or evaluating any potential nominees.

In addition, the Company’s Bylaws permit stockholders to nominate persons for election to the Board at an annual stockholders meeting, without regard to whether the stockholder has submitted a recommendation to the Nominating and Governance Committee as to such nominee. To nominate a director using this process, the stockholder must follow the procedures described under “Other Business” below.

Strategy and Risk Committee

The Strategy and Risk Committee was formed on June 8, 2006, and its charter approved October 9, 2006 and amended on November 1, 2007. The Strategy and Risk Committee held six (6) meetings in 2008. From January 10 to June 5, 2008, the Committee was of composed of Messrs. Simon (Chairman), Faga, Horn and Ms. Lenczowski, and Mr. Abrahamson, who participates as an ex-officio member. On June 5, 2008, Mr. Hough joined the Committee. The current committee is composed of Messrs. Simon (Chairman), Faga, Horn, Hough and Ms. Lenczowski. Mr. Abrahamson continues to serve in an ex officio capacity. Each of these members of the Committee has been determined to be independent within the meaning of Marketplace Rules 4200(a)(15) and 4350(d)(2)(A) of the NASDAQ Stock Market.

The Committee’s duties and functions include:

•	strategic business planning aimed beyond the current fiscal year;

•	researching future industry trends that affect the Company’s strategic goals; and

•	identifying threats to the Company’s strategic goals caused by business, financial, and technical developments.

The Committee shall be composed of not less than 3 members of the Board plus ex officio members as designated by the Chairman of the Board.

Director Remuneration

The 2008 annual compensation of each director who was not an employee of the Company or a subsidiary (a “Non-employee Director”) consisted of an annual retainer of $15,000. In addition, each Non-employee Director received a fee of (i) $1,500 for each in-person attendance at a meeting of the Board, (ii) $750 for each telephonic attendance at a meeting of the Board, (iii) $1,000 for each in-person attendance at a committee meeting and (iv) $500 for each telephonic attendance at a committee meeting. Each of the Chairman of the Board of Directors and the Chairman of the Audit Committee also receives a $5,000 annual fee, and each Chairman of the Compensation Committee, Nominating and Governance Committee, and Strategy and Risk Committee receives a $3,000 annual fee. All directors are also reimbursed for out-of-pocket expenses incurred in attending full Board meetings or Board committee meetings and for other legitimate expenses incurred in their capacity as directors.

During 2009, the current compensation schedule for the directors’ retainers and attendance fees will remain in effect. However, effective January 29, 2009, the retainer for the Chairman of the Audit Committee is increased to $22,500, and effective February 20, 2009, the Chairman of the Board of Directors’ retainer is increased to $12,500.

Pursuant to the Company’s 2006 Omnibus Stock Incentive Plan, on January 1, Non-employee Directors receive annual grants of deferred stock units (“DSUs”) valued at $50,000 on the grant date. DSUs will vest in two installments: at six months after grant and at twelve months after grant. DSUs will be settled in shares of the Company’s Common Stock six months after the Non-employee Director’s separation from Board service.

Audit Committee Report

As noted above, the Audit Committee is currently composed of four directors, Messrs. Abrahamson, Ahearn, Horn, and Sprague, each of whom is independent as defined by the NASDAQ Stock Market’s listing standards. Management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the consolidated financial statements filed for each quarter during 2008 and as of and for the year ended December 31, 2008. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees, as amended). The Audit Committee also received written disclosures from the Company’s independent registered public accounting firm required by the applicable Public Company Accounting Oversight Board rule regarding the independent accountant’s communications with Audit Committees concerning independence, and has discussed with the Company’s independent registered public accounting firm its independence.

Based upon the Audit Committee’s discussions with management and the Company’s independent registered public accounting firm and the Audit Committee’s review of the representations of management and the Company’s independent registered public accounting firm, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on April 1, 2009. The Audit Committee also recommended the selection of KPMG LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2009. The Audit Committee has reviewed the audit fees paid by the Company to the independent registered public accounting firm. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting the independent registered public accounting firm from performing services that might impair its independence. The Audit Committee also reviewed the requirements and the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002 including the Public Company Accounting Oversight Board’s Auditing Standard No. 5 regarding the audit of internal controls over financial reporting.

The Audit Committee:

Michael F. Horn, Sr., Chairman
James A. Abrahamson
Joseph M. Ahearn
William W. Sprague

Pursuant to the rules of the SEC, the foregoing Audit Committee Report is not deemed “soliciting material,” is not “filed” with the Commission, and is not incorporated by reference with the Company’s Annual Report on Form 10-K, whether made before or after the date hereof and irrespective of any general incorporation language in such report.

Executive Officers who are not Directors

The following table lists our executive officers who are not Directors as of April 30, 2009.

Name	Age	Position

William Schuster	57	Chief Operating Officer
Brian E. O’Toole	45	Chief Technology Officer
William L. Warren	43	Senior Vice President, General Counsel and Corporate Secretary
Carl A. Alleyne	49	Vice President, Engineering
Steven R. Balthazor	44	Vice President, Finance and Planning and Principal Financial Officer
Mark Brender	59	Vice President, Corporate Communications
Paolo E. Colombi	60	Vice President, International Sales
Angela Galyean	46	Vice President, Human Resources
Jeanine Montgomery	47	Vice President, Accounting and Corporate Controller
Bradley Peterson	49	Vice President, Satellite Operations and Production
Thornton W. Wilt, Jr.	63	Vice President, North American Sales

William Schuster (Chief Operating Officer)

William Schuster joined the Company in his current position in December 2004. Prior to joining the Company, Mr. Schuster most recently served as president of Integrated Systems for BAE Systems. Prior to BAE, Mr. Schuster served at Harris Corporation as vice president of Programs within the Government Communications System Division and was vice president of the Space Applications Operation at Loral Space and Range Systems. Prior to that, Mr. Schuster worked at the Central Intelligence Agency for nearly 22 years. Mr. Schuster has a BSEE from the Polytechnic Institute of Brooklyn and has completed numerous graduate-level management courses and programs, including the Pennsylvania State Univseristy Executive Management Program and the Mahler Advanced Management Skills Program.

Brian E. O’Toole (Chief Technology Officer)

Brian O’Toole joined the Company as Chief Technology Officer in August 2008 and is responsible for developing, managing and expanding the Company’s technology, products and solutions in geospatial intelligence and location-based services. From June 2005 through August 2007, Mr. O’Toole served as Vice President, Product Management at Overwatch Textron Systems. From January 2000 to June 2005, he served as President and Co-Founder of ITspatial, which he subsequently sold to Overwatch. Mr. O’Toole holds a Master of Science degree in Computer Engineering from Syracuse University in New York and a Bachelor of Science degree in Computer Science from Clarkson University in Potsdam, New York.

William L. Warren (Senior Vice President, General Counsel and Secretary)

William Warren joined the Company as Vice President, General Counsel and Corporate Secretary in January 2004 and was promoted to his current position in January 2007. Prior to joining the Company, Mr. Warren practiced law in the Northern Virginia and Washington, D.C. offices of Latham & Watkins LLP, an international law firm, for several years. Prior to joining Latham & Watkins, Mr. Warren was an associate in the New York office of Baker & Botts, L.L.P. Mr. Warren received his Juris Doctor, with honors, from the University of Texas at Austin. He is admitted to practice in Virginia, New York and the District of Columbia.

Carl A. Alleyne (Vice President, Engineering)

Carl Alleyne joined the Company as Vice President, Engineering on April 6, 2009 and is responsible for managing all aspects of ground station and product engineering and upgrades, as well as the Company’s GeoEye-2 satellite program. Mr. Alleyne has over 25 years of engineering experience. Prior to joining GeoEye, from January 2008 through March 2009, Mr. Alleyne served as senior director and deputy vice president of engineering, intelligence and information systems division for the Raytheon Corporation. From

1983 to 2007, he held several positions at Northrop Grumman Corporation, including vice president of the components, commercial and overhaul and repair division; director of software engineering and ultimately, vice president of business operations. Mr. Alleyne earned his Master of Science degree in Engineering and Computer Science from Loyola College of Maryland and a Bachelor of Science in Mathematics from Delaware State University. He has completed the Executive Management course at University of California, Los Angeles (UCLA) and has a Six Sigma Green Belt certification from the University of Michigan.

Steven R. Balthazor (Vice President, Finance and Planning and Principal Financial Officer)

Steven Balthazor joined the Company in December 2006 as Senior Director of Finance and was promoted to Vice President, Finance and Planning in May 2008. On December 10, 2008, he was appointed Principal Financial Officer. Mr. Balthazor currently oversees GeoEye’s finance-related activities, including financial planning and analysis, forecasting and budgeting and merger and acquisition support. Since 2000, Mr. Balthazor has been the principal of J. Galt Financial (Boulder, Colorado), providing corporate financial consulting services to a variety of clients and industries. From 2004 to 2005, he was the director of finance, mergers and acquisitions for Health Inventures, LLC (Broomfield, Colorado). From 2002 to 2003, Mr. Balthazor consulted with various companies in his capacity as principal of J. Galt Financial. Mr. Balthazor has more than twenty years of experience in all aspects of corporate finance, including, capital structure, strategic planning, merger and acquisition support, accounting, investor relations, treasury operations and risk management. Mr. Balthazor received his Master of Business Administration degree from the University of Colorado at Boulder and Bachelor of Business Administration degree in Accounting from the University of Wisconsin-Madison. He is a Certified Public Accountant and a candidate for the Charter Financial Analyst (CFA) designations.

Mark Brender (Vice President, Corporate Communications)

Mark Brender joined GeoEye in January 2006 after eight years at Space Imaging as the Vice President of Communications and Washington Operations. Prior to joining Space Imaging, Mr. Brender was a broadcast journalist for ABC News where he spent sixteen years at the network as an assignment editor and editorial producer. Before his ABC career, he served in the US Navy as a Public Affairs Officer and is a retired Naval Reserve Commander. Mr. Brender has an undergraduate degree from Miami University in Ohio and a Masters Degree in Public Relations from the School of Business at American University in Washington, DC.

Paolo Colombi (Vice President, International Sales)

Paolo Colombi joined GeoEye in March 2006 and is responsible for all international business development and sales. Prior to joining GeoEye, Mr. Colombi was senior vice president of International Sales for Telular Corporation. Before that, he was executive vice president of sales for Lotus Interworks LLP and also served in various executive-level positions for Teleglobe International Corp. Mr. Colombi holds a Doctoral Degree in Electrical Engineering from the Polytechnic Institute of Turin (Italy), a Master of International Management degree from the American Graduate School of International Management (Thunderbird), and a Master of Business Administration degree from Southern Methodist University. Mr. Colombi was a Fulbright Scholar at both graduate schools in the United States of America.

Angela Galyean (Vice President, Human Resources)

Angela Galyean joined ORBIMAGE, our predecessor company, in 2002 as director of Human Resources and was promoted to her current position in January 2007. Ms. Galyean has over 20 years of industry experience and is responsible for managing the company’s employee relations, recruitment and retention; health and welfare programs and organizational effectiveness. Prior to joining the Company, Ms. Galyean was a human resources manager at InfoCruiser, Inc. Ms. Galyean holds a Bachelor of Arts degree in Business with a minor in Human Resources from James Madison University in Harrisonburg, Virginia. She is a member of the Society of Human Resource Management (SHRM) and received her Professional Human Resources (PHR) certification in 2001.

Jeanine Montgomery (Vice President, Accounting and Corporate Controller)

Jeanine Montgomery joined GeoEye in September 2008 as Vice President, Accounting and Corporate Controller. Ms. Montgomery has more than twenty years of financial and accounting management experience in government contracting, digital technology and staffing services. Ms. Montgomery manages all of GeoEye’s accounting operations, regulatory reporting and SEC compliance, as well as its treasury and tax operations. Prior to joining GeoEye, Ms. Montgomery served as assistant controller at USA Mobility from 2005 until August 2008. Ms. Montgomery earned her Bachelor of Science degree in Commerce with a concentration in Accounting from the University of Virginia. She is a licensed Certified Public Accountant in the Commonwealth of Virginia and is a member of the American Institute of Certified Public Accountants.

Bradley Peterson (Vice President, Satellite Operations and Production)

Bradley Peterson joined the Company as Vice President, IKONOS in January 2006 after the acquisition of Space Imaging and was promoted to his current position in January 2007. Prior to joining the Company, Mr. Peterson was employed by Space Imaging for eleven years. Before joining Space Imaging, he worked at the Hughes Santa Barbara Research Center for 15 years as a senior system engineer in payload systems development for Landsat, GOES/GMS weather satellites, NASA TRMM mission, and planetary probes such as Mars Observer. Mr. Peterson received both his Master of Science and Bachelor of Science degrees in Electrical Engineering from the University of California at Santa Barbara.

Thornton W. Wilt, Jr. (Vice President, North American Sales)

Thornton (“Bill”) Wilt, Jr. joined GeoEye in August of 2005 and is responsible for all domestic commercial business development, federal/civil sales and order management. Mr. Wilt has over eighteen years of industry experience primarily in the aerospace and defense sector and is a retired Navy officer. Prior to joining GeoEye, Mr. Wilt was the director and acting vice president of Intelligence Systems at BAE Systems in Reston, VA. Before that he was director of Advanced Programs at Lockheed Martin. Mr. Wilt holds a Bachelor of Science degree in Naval Science and Politics and Economics from the U.S. Naval Academy; a Master of Arts degree in National Security Affairs from the Naval Postgraduate School; and a Master of Business Administration from Marymount College of Virginia.

Security Ownership of Certain Beneficial Owners and Management

The following table shows the beneficial ownership of shares of the Common Stock as of April 6, 2009 by (i) each director of the Company; (ii) the Chief Executive Officer, the Chief Financial Officer and the three other most highly compensated executive officers of the Company for the year ended December 31, 2008; (iii) all directors and executive officers of the Company, as a group; and (iv) holders of 5% or more of the Common Stock.

As of April 6, 2009, 18,533,043 shares of Common Stock were issued and outstanding.

	Number of
	Shares
	Beneficially		Percent of
Name and Business Address of Beneficial Owner	Owned		All Shares

Directors(a) and Executive Officers(b)
Matthew M. O’Connell	242,612	(1)	1.3%
Henry Dubois	46,382	(2)	*
William Schuster	43,769	(3)	*
William L. Warren	34,024	(4)	*
Steven R. Balthazor	2,040	(5)	*
Thornton W Wilt, Jr.	24,437	(6)	*
James A. Abrahamson	7,275	(7)	*
Joseph M. Ahearn	12,275	(8)	*
Martin C. Faga	12,275	(9)	*
Michael F. Horn	6,517	(10)	*
Lawrence A. Hough	23,317	(11)	*
Roberta E. Lenczowski	1,517	(12)	*
James M. Simon, Jr.	11,527	(13)	*
William W. Sprague	7,275	(14)	*
All directors and executive officers as group (21 persons)	526,826	(15)	2.8
5% Holders
FMR LLC(16)	2,698,866	(17)	14.6
Solus Alternative Asset Management, LP(18)	1,827,500	(19)	9.9

*	Less than 1%

(a)	Upon commencement of his service, under the 2004 Director Compensation Plan (“2004 Plan”), each Non-employee Director received a grant of 5,000 shares of restricted stock, which vested 1,000 shares on the grant date, and the remaining 4,000 shares vested equally on the anniversary of the grant date over a four year vesting schedule. Beginning August 2006, the 2004 Plan grants were discontinued and replaced with deferred stock units. Each non-employee director is awarded $50,000 of deferred stock units (“DSUs”) worth of Company’s Common Stock, based on the fair market value of the stock on January 1 of each year, which vests 50% six months from the grant date and 50% twelve months from the grant date. Because of their commencement of service dates, Mr. Horn and Ms. Lenczowski were ineligible for the 2006 and 2007 grants. Grants for 2006 total 3,174 shares; grants for 2007 total 2,584 shares; grants for 2008 total 1,517 shares; and grants for 2009 total 2,665 shares.

(b)	Unless otherwise indicated, the address is c/o GeoEye, Inc., 21700 Atlantic Boulevard, Dulles, Virginia 20166.

(1)	Total includes (i) 132,330 shares of vested stock granted pursuant to Mr. O’Connell’s employment agreement, pursuant to the exercise of 7,500 warrants to purchase Common Stock, and through individual trades (ii) 42,786 shares granted as the stock portion of his annual performance payments for 2004, 2005, 2006, and 2007 (iii) 45,307 vested options to purchase Common Stock granted under the 2003 Incentive Plan, and (iv) 44,379 options to purchase Common Stock granted under the 2006 Omnibus Stock Performance and

Incentive Plan (“2006 Omnibus Plan”), of which 22,189 options vested as of April 12, 2009 and of which the remaining 22,190 options will vest equally on April 12, 2010 and 2011.

(2)	Pursuant to Mr. Dubois’s separation agreement, the vesting schedule for his 2006-2007 annual performance payments, stock portion of his 2008 Annual Compensation package and option grants under the 2003 and 2006 plans accelerated. Total includes (i) 8,000 shares of vested stock granted pursuant to Mr. Dubois’s consultancy agreement (prior to his employ) and employment agreement with the Company, (ii) 7,800 shares granted as the stock portion of his 2006 and 2007 annual performance payments, (iii) 572 shares of vested stock which were granted as the stock portion of his 2008 Annual Compensation on April 3, 2008, (iv) 1,000 shares of Common Stock that he purchased on the open market, (v) 22,500 options to purchase Common Stock granted under the 2003 Incentive Plan, of which 22,500 options have vested pursuant to his separation agreement and (vi) 13,018 options to purchase Common Stock granted under the 2006 Omnibus Plan, of which 6,510 options vested pursuant to his separation agreement.

(3)	Total includes (i) 10,000 shares of restricted stock granted pursuant to Mr. Schuster’s employment agreement, of which 10,000 shares have vested, (ii) 4,284 vested shares remaining from his 2006 annual performance payment, (iii) 2,079 vested shares granted as the stock portion of his 2007 annual performance payment, (iv) 22,262 options to purchase Common Stock granted under the 2003 Incentive Plan, of which 22,262 options have vested, and (v) 10,286 options to purchase Common Stock granted under the 2006 Omnibus Plan, of which 5,144 options vested as of April 12, 2009 and of which the remaining 5,142 options will vest equally on April 12 of 2010 and 2011.

(4)	Total includes (i) 2,505 shares of vested stock granted on July 1, 2004 pursuant to the Company’s reorganization bonus, (ii) 3,247 vested shares remaining from 2006 annual performance payment, (iii) 2,277 shares granted as the stock portion of his 2005 and 2007 annual performance payments, (iv) 481 shares of restricted stock granted as the stock portion of his 2009 Annual Compensation on March 17, 2009, which will vest entirely on March 17, 2010, (v) 21,359 options to purchase Common Stock, granted under the 2003 Incentive Plan, of which 21,359 options have vested, and (vi) 8,313 options to purchase Common Stock granted under the 2006 Omnibus Plan, of which 4,155 options vested as of April 12, 2009 and of which the remaining 4,158 options will vest equally on April 12, 2010 and 2011.

(5)	Total includes (i) 40 shares of stock which Mr. Balthazor purchased via the Company’s Employee Stock Purchase Plan and (ii) 4,000 options to purchase Common Stock granted on April 12, 2007, of which 2,000 options have vested and of which the remaining 2,000 options will vest equally on April 12, 2010 and 2011.

(6)	Total includes (i) 969 vested shares granted as the stock portion of his 2007 annual performance payment and as an additional Company grant, (ii) 73 vested shares granted as the stock portion of his 2008 annual compensation, (iii) 378 restricted shares granted on March 12, 2009 as the stock portion of his 2009 annual compensation, which will vest entirely on March 12, 2010, (iv) 20,000 options to purchase Common Stock which were granted on November 2, 2006, of which 20,000 options have vested, and (v) 6,035 options granted pursuant to the 2006 Omnibus Stock Performance and Incentive Plan, of which 3,017 options have vested and of which the remaining 3,018 options will vest equally on April 12, 2010 and 2011.

(7)	Total includes 7,275 vested DSUs.

(8)	Total includes (i) 5,000 vested shares of Common Stock and (ii) 7,275 vested DSUs granted by the Company to Mr. Ahearn.

(9)	Total includes (i) 5,000 shares of restricted stock, of which 3,000 shares have vested and the remaining 2,000 shares will vest equally on August 1, 2009 and 2010 and (ii) 7,275 vested DSUs granted by the Company to Mr. Faga.

(10)	Total includes (i) 5,000 shares of Common Stock purchased on the open market and (ii) 1,517 vested DSUs granted by the Company to Mr. Horn.

(11)	Total includes (i) 5,000 vested shares of restricted stock granted by the Company, (ii) 292 shares awarded to Mr. Hough in recognition of his extraordinary service as chairman of the Audit Committee, (iii) 10,750 shares which Mr. Hough purchased on the public market and (iv) 7,275 vested DSUs.

(12)	Total includes 1,517 vested DSUs granted by the Company to Ms. Lenczowski.

(13)	Total includes (i) 5,000 shares of restricted stock, of which 4,000 shares have vested and the remaining 1,000 shares will vest on November 10, 2009, (ii) 292 shares awarded to Mr. Simon in recognition of his extraordinary service as chairman of the Strategy and Risk Committee (iii) 3,331 shares which he received as consulting fees, prior to his membership on the Board, (iv) 150 shares he purchased on the public market on March 16, 2007 and (v) 7,275 vested DSUs. Mr. Simon disclaims ownership of 4,521 of the 8,773 shares listed above. These shares are beneficially owned by Susan Simon but are not registered in her name.

(14)	Total includes 7,275 vested DSUs.

(15)	Total includes 17,456 shares of stock and 34,128 options held by non named executive officers.

(16)	The principal business office address for FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109.

(17)	Includes reportable securities held by FMR LLC and Edward C. Johnson 3d and other affiliated funds, as reported in its Schedule 13G (“SC 13G”), filed February 17, 2009.

(18)	Includes reportable securities held by Solus Alternative Asset Management LP, a Delaware limited partnership registered with the Securities and Exchange Commission, (SEC”) which serves as the investment manager (the “Investment Manager”) to certain investment funds, with respect to the shares of Common Stock of GeoEye, Inc.; Solus GP, LLC, a Delaware limited liability company which serves as the general partner to the Investment Manager, (“Solus GP”) with respect to the shares of Common Stock; and Christopher Pucillo, a United States citizen, who serves as the managing member to the Solus,GP with respect to the shares of Common Stock, (together “Solus”). The principal business office address for Solus is 430 Park Avenue ï New York, NY 10022.

(19)	Based on publicly available filings with the SEC, including SC 13G, filed on February 17, 2009.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, executive officers and persons who beneficially own 10% or more of the Company’s Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. During 2008, the Company made late filings for all of its directors related to the issuance of deferred stock units pursuant to the Company’s director compensation policies as described below. The Company timely filed all Form 5s for the directors on January 29, 2008 disclosing this oversight.

Certain Relationships and Related Transactions

Messrs. O’Connell and Warren are members of the board of directors of Beijing Earth Observation Inc. (“BEO”). BEO is a company incorporated in the People’s Republic of China and has entered into a master reseller agreement with the Company, whereby BEO is the exclusive distributor of the Company’s IKONOS satellite imagery products in China, Hong Kong and Macau. During 2008, the Company sold approximately $1,971,000 worth of satellite imagery to BEO, and in February 2009 the Company and BEO signed another master reseller agreement authorizing BEO and its affiliate as the exclusive distributor of the Company’s GeoEye-1 satellite imagery products in China, Hong Kong and Macau. The GeoEye-1 master reseller agreement obligates BEO and its affiliate to sell $2,250,000 of GeoEye-1 imagery products annually. However, Messrs O’Connell and Warren do not receive any remuneration for their service on BEO’s board of directors, but are reimbursed by the Company for any expenses they incur for their participation in BEO board of directors’ activities. In 2008, only Mr. Warren was reimbursed for such expenses totaling $2,610. In addition, the Company, through its subsidiary ORBIMAGE SI Opco, Inc., has made an equity investment of approximately $1,000,140 in the Eastdawn Group, Inc. (“Eastdawn”), a company incorporated in the Cayman Islands. Eastdawn is the parent company of BEO. The Company’s equity investment is comprised of Series B convertible preferred shares having certain rights, preferences, privileges and restrictions. The Company also has the right to designate (i) two other members of the BEO board of directors, for a total of four board members including Messrs. O’Connell and Warren and (ii) the chief financial officer of BEO. Currently, two other employees of the Company serve as members of the BEO board of directors, and Mr. Dubois served as one such other member while he was an executive officer of the Company. As a member of the BEO board of directors, Mr. Dubois did not receive any remuneration for his services other than reimbursement of $2,954 for expenses incurred in participating in BEO board of director meetings.

Executive Compensation

Compensation Discussion and Analysis

Overview of Compensation Program

The Compensation Committee (for purposes of this analysis, the “Committee”) of the Board has the responsibility for implementing and monitoring our compensation philosophy as adopted by the Board upon the recommendation of the Committee. Throughout this Proxy Statement, our Chief Executive Officer and the other individuals included in the Summary Compensation Table on page 26, are referred to as the “named executive officers”. The Board with the Committee’s assistance seeks to ensure that the total compensation paid to our executive officers, including the named executive officers, is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to the named executive officers are similar to those provided to other executive officers.

Compensation Philosophy and Objectives

The Board believes that the most effective executive compensation program is one that is designed to reward annual and long-term performance based upon clearly established goals established to improve stockholder value. To help enact the Board’s compensation philosophy, the Committee has been empowered to evaluate base compensation levels to ensure that we maintain our ability to attract and retain superior employees and that we remain at competitive levels relative to our peer companies. At the beginning of each fiscal year, the Committee establishes the annual incentive compensation for executives in relation to that fiscal year based on minimum and maximum target ranges for corporate financial performance.

Role of Executive Officers in Compensation Decisions

The Committee annually reviews the performance of our Chief Executive Officer and our Chief Executive Officer annually reviews the performance of each of our other named executive officers. The Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and the General Counsel annually review the performance of each of the executive officers other than the named executive officers. The Chief Executive Officer is evaluated by the Committee based upon the Company’s overall performance as well as and individual goals for the current year which may have been set for the Chief Executive Officer by the Committee in his annual performance review. Named executive officers, other than the Chief Executive Officer are evaluated based upon their contributions to overall Company performance, performance of the named executive officer’s department’s performance and performance of the named executive officer against personal goals set for the current year established in the named executive officer’s prior year’s annual performance review. The conclusions reached and preliminary recommendations based on these reviews, including salary adjustments and annual equity and non-equity award amounts, are presented to the Committee. Under its delegation from the Board, the Committee exercises ultimate decision making authority with respect to awards to each of our named executive officers.

Setting Executive Compensation

Based on the foregoing objectives, the Committee has structured our annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve established business goals and reward the executives for achieving such goals. The Committee engaged Frederic W. Cook & Co., Inc. (“Cook”), an independent executive compensation consulting firm, who provided input on our compensation programs, including those for our Chief Executive Officer and other named executive officers, as well as for other executive officers and key employees. Cook provided the Committee with relevant market data and alternatives to consider when making compensation decisions for all of our named executive officers.

In making compensation decisions, the Committee reviews total compensation against a peer group of publicly-traded technology and government contracting companies (collectively, the “Compensation Peer Group”). The Compensation Peer Group, which was originally developed by Cook in conjunction with the Committee, is periodically reviewed and updated by the Committee, and currently consists of companies against which the

Committee believes we compete for talent and for stockholder investment. The companies currently comprising the Compensation Peer Group are:

Cubic Corporation
Input/Output, Inc.
Measurement Specialties, Inc.
MTS Systems Corporation
Nanometrics Incorporated
OYO Geospace Corporation
Trimble Navigation Limited

The Committee generally sets compensation for named executive officers at the 50th percentile of compensation paid to similarly situated executives of the companies comprising the Compensation Peer Group. Variations to this objective may occur as dictated by the experience level of the individual and market factors, including length of tenure and the current degree of competition for suitable candidates. Further, compensation data for companies of similar size in the Washington metropolitan region is made available to the Committee.

A significant percentage of total compensation is allocated to incentives. The general policy regarding the allocation between cash and non-cash and short-term and long-term incentive compensation is based upon providing cash compensation for annual performance and non-cash compensation for long-term performance. The total amounts established as available for annual incentive compensation are based upon formulas which reflect individual base salaries and award percentages for achievement within the target ranges set for performance. The total amounts of equity compensation for long-term incentive compensation are established to achieve total compensation results which approximate the median of similarly placed executives in the Compensation Peer Group. The eventual value established for an executive reflects the foregoing sources and the Committee’s further determination of the Company’s performance and the individual’s contributions.

2008 Executive Compensation Components

For the fiscal year ended December 31, 2008, the principal components of compensation for named executive officers were:

•	base salary;

•	performance-based incentive compensation;

•	long-term equity incentive compensation; and

•	perquisites and other personal benefits.

Base Salary

We provide named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salary ranges for named executive officers are determined for each executive based on his or her position and responsibility by using market data. Base salary ranges are designed so that salary opportunities for a given position will be between 80% and 120% of the midpoint of the base salary established for each range.

During its review of base salaries for executives, the Committee primarily considers:

•	market data provided by our outside consultants and other sources;

•	internal review of the executive’s compensation, both individually and relative to other officers; and

•	performance of the executive against goals set for the executive, their department and the Company as a whole.

Salary levels are typically considered annually as part of our performance review process as well as upon a promotion or other change in job responsibility. Adjustments to annual salaries of the executive officers are based on the assessment of each individual’s performance, changes to the individual’s responsibility and authority, peer group data and recommendations to the Committee from the Chief Executive Officer for each of the named executive officers (other than the Chief Executive Officer whose performance is reviewed by the Committee).

Performance-Based Incentive Compensation

The 2006 Omnibus Stock Incentive Plan (the “2006 Plan”) was approved by our stockholders at the 2006 Annual Meeting of Stockholders. The 2006 Plan gives the Board, or on the Board’s behalf the Committee, the latitude to design cash and stock-based incentive compensation programs to promote high performance and achievement of corporate goals by key employees while encouraging the growth of stockholder value and allowing key employees to participate in our long-term growth and market value and to share in our profitability. Although all of our employees may be issued awards under the 2006 Plan, the Board has established specific programs governing awards for key employees and Non-employee Directors. Currently, approximately twenty-five key employees (including the named executive officers) are covered by programs established under the 2006 Plan.

The 2006 Plan provides for grants by the Committee or the Board of shares of our Common Stock, restricted stock, share units, stock options, stock appreciation rights, performance units and/or performance bonuses. In granting these awards, the Committee or the Board may establish any conditions or restrictions it deems appropriate. The Board has established a Long-Term Incentive Program pursuant to which key employees may receive annual awards, 50% of the value of which are awarded with stock options and the remaining 50% of which are awarded in restricted stock units. Awards of stock options vest 25% per year for four years from the date of grant. Awards of restricted stock units vest three years after the date of the grant. Awards of restricted stock units to insiders subject to Section 16(b) of the Securities Act of 1933 require the approval of the Committee or the Board. All stock option awards are made with exercise prices at or above the market price at the time of the award. Newly hired or promoted executives may receive awards of stock options or restricted stock or units outside of the normal annual grant under the Long Term Incentive Program. Such awards are typically made at the next regularly scheduled Board meeting following their hire date.

Executive Annual Incentive Compensation Program

As described herein, for 2008, no awards were given to executive officers under the Executive Annual Incentive Compensation Program (the “Annual Incentive Plan”). The Annual Incentive Plan is an annual cash incentive program which the Board has established to provide a uniform annual award for executives, including all of the named executive officers. The Annual Incentive Plan provides guidelines for the calculation of annual non-equity incentive based compensation, subject to Committee oversight and modification. For 2008, the Board determined that annual incentives for the named executive officers would be based upon the business plan for 2008 as presented to the Board in December 2007. A target range was established around the projected revenue and earnings goals for the year contained in the business plan. The percentage amounts paid based on achievement within the target range are the same as the Board expects will apply in future years as described below.

Beginning at the end of each year in connection with the Board’s consideration of management’s proposed business plan for the following year, the Committee will consider whether an Annual Incentive Plan should be established for the succeeding year and, if so, approve the group of employees eligible to participate in the Annual Incentive Plan and the performance criteria for that year. The Annual Incentive Plan includes various incentive levels based on the participant’s accountability and impact on our operations, with target award opportunities that are established as a percentage of base salary. These targets range from 30% of base salary to 75% of base salary for our named executive officers.

Each year, the Committee will recommend, and the Board will set, a minimum and maximum target range around a goal for each component of the corporate financial objective of the Annual Incentive Plan. Payment of awards under the Annual Incentive Plan is based upon the achievement of such objectives. Generally, the Board sets the target range for corporate financial objectives around the level set for the objectives in our business plan for such fiscal year. The Committee believes the business plan adopted by the Board reflects the strong performance needed to enhance stockholder value. Our business plan’s financial objectives are confidential and proprietary, so we do not disclose them. Minimum and maximum earnings per share objectives generally are set 25% below or above the goal. In making the annual determination of the minimum and maximum range for recommendation to the Board, the Committee may consider specific circumstances facing us during the coming year. Objectives are set in alignment with our strategic plan and expectations regarding our performance. Generally, the Committee intends to set the minimum, goal and maximum levels such that the relative difficulty of achieving the goal level is consistent from year to year.

Named executive officers receive:

•	no payment for a corporate financial objective unless we achieve the minimum performance level (as computed for the total corporate financial objective);

•	a payment of between 25% and 100% of the target award opportunity for the corporate financial objective portion if we achieve or exceed the minimum performance level but do not achieve the goal performance level;

•	a payment of between 100% and 200% of the target award opportunity for the corporate financial objective portion we achieve or exceed the goal performance level but do not attain the maximum performance level; and

•	a payment of 200% of the target award opportunity for the corporate financial objective portion if we achieve or exceeds the maximum performance level.

Upon completion of the fiscal year, the Committee determines the percentage amount which reflects the corporate performance against the established minimum and maximum target range.

For fiscal 2008, Annual Incentive Plan awards for our named executive officers were based upon achievement of corporate financial objectives relating to earnings and total revenues, with each component accounting for 50%, respectively, of the total corporate financial objectives of the Annual Incentive Plan award. The corporate financial objectives of the Annual Incentive Plan established the size of the pool from which awards could be paid and a target for each executive which could be adjusted based on the Committee’s assessment of that individual’s performance. The financial objectives constitute confidential, proprietary information which if disclosed could harm our competitive position. As a result, we do not make them public. The minimum and maximum target range around the goal is set such that the minimum achievement is expected to enhance stockholder value and achievement of the goal is expected to be achievable with strong performance.

The 2008 fiscal year is the third year for which the current Annual Incentive Plan methodology has been used. In 2008, we failed to achieve performance levels in excess of the minimum required for both earnings and revenue. The primary causes of this failure were the effects of the delay in the launch and bringing the GeoEye-1 satellite into operation. At the time the 2008 business plan was adopted and the performance targets were set, the GeoEye-1 launch was expected to occur in April 2008. GeoEye was unable to increase the amount of revenues generated from the IKONOS satellite operations and from other imagery production work in adequate amounts to make up for the shortfall. As a result, no awards to executive officers were made under the Annual Incentive Plan for 2008.

Long-Term Incentive Compensation

Long-Term Incentive Program

The Long-Term Incentive Program encourages participants to focus on our long-term performance and provides an opportunity for executive officers, including all of the named executive officers, and certain designated key employees to increase their stake in the Company through grants of options and restricted stock. Options to purchase Common Stock vest over a four-year period and grants of restricted stock units vest based on both continued service and performance relative to pre-established objectives over a three-year period. When allocating long-term incentives, the Committee currently targets 50% of the total value to be comprised of stock options with the remaining 50% in the form of restricted stock unit grants. By using a mix of stock options and restricted stock unit grants, we are able to compensate executives for sustained increases in our performance. The program delivers value only when the value of our stock increases and our performance targets are achieved.

The restricted stock unit grants were designed with the performance cycle being 2008-2010. Previous awards made for 2006 and 2007 were designed on a performance cycle of 2006-2008 and 2007-2009, respectively. The restricted stock units vest, if at all, on the third anniversary of the award date. Restricted stock units will only vest if the recipient is employed by us on the vesting date. The amount which vests is determined by multiplying the target number of restricted stock units by the “applicable vesting percentage.” The applicable vesting percentage is equal to a percentage between 20% and 200% determined based on our actual return on assets. The return on assets goal is subject to both a threshold and a ceiling. The threshold and ceiling amounts for return on assets are set at 60% and 150% of our target return on assets, respectively. The applicable vesting percentage increases by 2% for each 1% increase in the actual return on assets as compared to the target return on assets, up to a maximum applicable vesting percentage of 200% if the actual return on assets is equal to or greater than 150% of the target return on assets as of the vesting date. Failure of the actual return on assets to be at least 60% of target return on assets as of the vesting date will result in the applicable vesting percentage being 0%, and in no event shall the applicable vesting percentage exceed 200%. The following table shows the relationship of our actual return on assets to the amount of restricted stock units that will vest at the end of the three year performance period:

Performance of Target Return on Assets	Applicable Vesting
Achieved over Performance Period	Percentage

60%	20%
70	40
80	60
90	80
100	100
110	120
120	140
130	160
140	180
150	200

“Return on assets” is the financial quotient obtained by dividing (a) our consolidated operating cash flow as set forth in our filed Form 10-K for the most recently completed fiscal year prior to the vesting date, less payments received from the National Geospatial Intelligence Agency under our Nextview contract to build and launch GeoEye-1 and less capitalized development budget overruns by (b) our total assets as set forth in our Form 10-K, calculated on a weighted average for each quarter.

Restricted stock unit awards under the Long-Term Incentive Program were made for the most recently completed year by the Committee and are reflected in the Summary Compensation Table on page 26 and the Grants of Plan Based Awards Table on page 29. Following the award of grants by the Committee, it makes all determinations regarding the application of the plan, including the applicable vesting percentage, return on assets, and the extent to which any restricted stock units have become vested.

As noted above, in addition to the restricted stock unit awards, under the Long Term Incentive Program, the Board also awards stock options to executives. Options are awarded at our Common Stock’s closing price on the date of the grant. The Board does not grant options with an exercise price that is less than our Common Stock’s fair market value on the grant date, nor does it grant options which are priced on a date other than the grant date.

The options granted by the Board vest at a rate of 25% per year over the first four years of the eight-year option term. Vesting and exercise rights cease upon termination of employment except in the case of death (subject to a one year limitation), disability or retirement. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

Perquisites, Savings Plan and Other Benefits

We provide named executive officers with perquisites, a savings plan and other personal benefits that we and the Committee believe are reasonable and consistent with our overall compensation program and will assist in attracting and retaining superior employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers.

The Chief Executive Officer is provided reimbursement for the lease of an automobile. The Chief Executive Officer also receives reimbursement for commuting to the Company’s offices in Virginia from his domicile in New York. The Chief Executive Officer, Chief Operating Officer and the former Chief Financial Officer all received life insurance paid for by the Company in excess of the group life coverage provided to all employees.

The Savings Plan is a tax-qualified retirement savings plan pursuant to which all employees, including the named executive officers, are able to contribute up to the limit prescribed by the Internal Revenue Service to the Savings Plan on a before-tax basis. We match 100% of the first 4% of pay that is contributed to the Savings Plan.

Attributed costs of the personal benefits described above for the named executive officers for the fiscal year ended December 31, 2008, are included in column (i) of the “Summary Compensation” Table on page 26.

We have adopted a Change in Control Severance Plan covering the named executive officers, except for Messrs. Balthazor and Wilt. The choice of which executives are covered by the Change in Control Severance Plan is based upon the Committee’s judgment as to which executives would be most likely to be terminated in a change in control but whom are critical to the operations of the Company prior to the consummation of a change in control and which therefore need added incentive to insure retention during potential changes in control. The Change in Control Severance Plan is designed to promote stability and continuity of senior management. Information regarding applicable payments under such agreements for the named executive officers is provided under the heading “Payments Made Upon a Change in Control + Termination Without Cause” on page 34.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals. We believe that compensation paid under the management incentive plans are generally fully deductible for federal income tax purposes.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, we began accounting for stock-based payments including our Stock Option Program, Long-Term Stock Grant Program, Restricted Stock Program and Stock Award Program in accordance with the requirements of FASB Statement 123(R).

Section 409A

In accordance with recent IRS guidance interpreting the requirements of Section 409A, we have amended the relevant employment agreements and Change In Control Severance Plan so that such agreements and plan will be administered in a manner that is in good faith compliance with Section 409A. The Board intends that any awards under the Change In Control Severance Plan satisfy the applicable requirements of Section 409A.

Compensation Committee Report on the Compensation Discussion and Analysis

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) included in this Proxy Statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the CD&A be included in this Proxy Statement for filing with the SEC.

The Compensation Committee:

William W. Sprague, Chairman
Joseph M. Ahearn
Martin C. Faga
James Simon, Jr.

SUMMARY COMPENSATION

The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal year ended December 31, 2008. The named executive officers were not entitled to receive Non-Equity Incentive Plan Compensation. See “Compensation Discussion and Analysis” above under the heading “Executive Annual Incentive Compensation Program” for additional information.

							Non-Equity
			Stock		Option		Incentive Plan	All Other
		Salary	Awards		Awards		Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)(1)		($)(2)		($)(3)	($)(4)	($)

Matthew M. O’Connell	2008	420,000	138,649		202,493		—	48,520	809,662
President, Chief Executive	2007	420,000	305,886		199,046		121,314	28,520	1,074,766
Officer and Director	2006	420,000	531,414		215,010		214,200	28,320	1,408,943
Steven R. Balthazor(5)	2008	163,369	12,814		43,410	(6)	—	4,728	224,321
Principal Financial Officer
William Schuster	2008	275,843	37,892		55,340		—	10,989	380,064
Chief Operating Officer	2007	275,843	97,247		46,137		54,479	10,789	484,495
	2006	275,843	165,924		25,237		117,233	10,589	594,826
William Warren	2008	240,054	42,415		61,935		—	9,200	353,604
Senior Vice President, General	2007	222,272	78,508		34,017		46,972	8,884	390,653
Counsel & Corporate Secretary	2006	212,700	132,950		43,543		90,398	7,712	487,303
Thornton Wilt	2008	199,821	13,798	(7)	17,367		—	82,386	313,372
Vice President, North American Sales	2007	199,136	48,148		27,374		22,768	78,815	376,241
Henry E. Dubois(8)	2008	265,788	14,986	(9)	—		—	9,200	289,974
Former Executive Vice President	2007	265,000	99,113		53,265		49,721	15,009	482,108
and Chief Financial Officer	2006	250,000	260,490		221,643		106,250	193,367	1,031,750

(1)	In 2008, the Company did not award either non-equity based (monetary bonuses) or equity-based short-term incentive grants to its named executive officers. On December 24, 2008, pursuant to its Long Term Incentive Plan (“LTIP”), the Company granted to its six named executive officers, restricted stock units (“RSUs”), for the 2008-2010 performance cycle, a percentage of which equal to (i) the target number of RSUs as set forth in the notice granting the RSUs (the “Target RSUs”), multiplied by (ii) the applicable vesting percentage (as such term is defined in the Grant Notice), would vest on March 15, 2011, if the Company achieved its certain targeted return on assets. Grant date fair market value of the RSUs is calculated by multiplying the mean of the high and low trading prices of the stock on the grant date by the number of RSUs granted. The fair market value on the grant date was $17.20.

Additionally, on April 3, 2008, the Company made two restricted stock grants to Messrs. Dubois and Wilt as the stock component of their 2008 annual compensation.

(2)	On December 24, 2008, the Company made LTIP grants of options to purchase Common Stock to the six named executive officers under the 2006 Plan. Grant date fair market value of the options granted is calculated by using the multiplier derived from the Black-Scholes option pricing model and multiplying that by the number of options granted. The assumptions used in determining the fair value of the options are set forth in Note 16, “Stock Incentive Plans” — Value Assumptions”, to our Consolidated Financial Statements found in our Annual Report on Form 10-K for the year ended December 31, 2008. The LTIP options vest 25% each year, beginning with August 26, 2009 and expire on August 25, 2016.

(3)	In 2008, the Company did not award non-equity based compensation (monetary bonuses) to its named executive officers.

(4)	Includes perquisites, insurance premiums and other compensation itemized on the “2008 All Other Compensation” table.

(5)	Mr. Balthazor has served as Principal Financial Officer from December 10, 2008 through the present.

(6)	In addition to the LTIP options, the Company granted Mr. Balthazor 2,500 non-LTIP options on December 22, 2008. The assumptions used in determining the fair value of the options are set forth in Note 16, “Stock

Incentive Plans — Value Assumptions”, to our Consolidated Financial Statements found in our Annual Report on Form 10-K for the year ended December 31, 2008. The options vest 25% on each December 22 of 2009-2012.

(7)	As noted in footnote 1, in addition to his RSU grants, Mr. Wilt was granted 73 shares of restricted stock as the stock portion of his 2008 annual compensation on April 3, 2008. The fair market value of each share of stock was $26.20 per share.

(8)	Mr. Dubois served as Chief Financial Officer of the Company through December 10, 2008.

(9)	As noted in footnote 1, Mr. Dubois was granted 572 shares of restricted stock as the stock portion of his 2008 annual compensation on April 3, 2008. The fair market value of each share of stock was $26.20 per share.

2008 ALL OTHER COMPENSATION

		Perquisites				Company
		and Other				Contributions
		Personal		Tax	Insurance	to Retirement and	Sales
		Benefits		Reimbursements	Premiums	401(k) Plans	Commissions	Total
Name	Year	($)		($)	($)(1)	($)(2)	($)(3)	($)

Matthew M. O’Connell	2008	38,000	(4)	—	1,520	9,000		48,520
President, Chief Executive Officer and Director
Steven R. Balthazor	2008	—		—	—	4,728	—	4,728
Principal Financial Officer
William Schuster	2008	—		—	1,789	9,200	—	10,989
Chief Operating Officer
William L. Warren	2008	—		—	—	9,200	—	9,200
Senior Vice President, General Counsel and Corporate Secretary
Thornton Wilt	2008	—		—	—	7,986	74,400	82,386
Vice President, North American Sales
Henry E. Dubois	2008	—		—	—	9,200	—	9,200
Former Executive Vice President and Chief Financial Officer

(1)	Life insurance premiums only.

(2)	Totals include Company matches to named executive officer contributions to 401k plan. Company has no other retirement plan in place.

(3)	Mr. Wilt is paid commissions based on all sales contracts entered into by the end of the fiscal year.

(4)	Includes $18,000 car allowance and $20,000 commuting costs from New York, NY to Dulles, VA office for the fiscal year ended December 31, 2008.

2008 PERQUISITES

		Personal Use of
		Company	Executive	Total Perquisites and
Name	Year	Car/Parking(1)	Relocation	Other Personal Benefits(2)

Matthew M. O’Connell	2008	18,000	—	$38,000
President, Chief Executive Officer and Director
Steven R. Balthazor	2008	—	—	—
Principal Financial Officer
William Schuster	2008	—	—	—
Chief Operating Officer
William L. Warren	2008	—	—	—
Senior Vice President, General Counsel and Corporate Secretary
Thornton Wilt	2008	—	—	—
Vice President, North American Sales
Henry E. Dubois	2008	—	—	—
Former Executive Vice President and Chief Financial Officer

(1)	Company does not pay for parking for any employee. Company provides $18,000 car allowance for the CEO only.

(2)	Other personal benefit includes Company’s reimbursement of costs associated with Mr. O’Connell’s commute from his residence in New York, NY to the Company’s Dulles, VA office.

2008 GRANTS OF PLAN-BASED AWARDS

														Grant
										All Other		All Other		Date
										Stock		Option	Exercise	Fair
										Awards:		Awards:	or	Value of
										Number of		Number of	Base	Stock
		Estimated Possible Payouts Under			Estimated Possible Payouts Under					Shares of		Securities	Price	and
		Non-Equity Incentive Plan Awards(1)			Equity Incentive Plan Awards(2)					Stock or		Underlying	of Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target		Maximum		Units		Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)		(#)		(#)		(#)(3)	($/Sh)(3)	($)(4)

Matthew M. O’Connell	—	78,750	315,000	630,000						—		—	—	—

	12/24/2008				1,612	8,061	(3)	16,122	(3)					138,649

	12/24/2008											24,135	24.50	202,493

Steven R. Balthazor	—	12,109	48,436	96,872

	12/24/2008				149	745	(3)	1,490	(3)					12,814

	12/24/2008											2,230	24.50	18,710

	12/22/2008											2,500	15.61	24,700

William Schuster	—	34,481	137,922	275,844						—			—	—

	12/24/2008				441	2,203	(3)	4,406	(3)					37,892

	12/24/2008											6,596	24.50	55,340

William L. Warren	—	30,007	120,027	240,054						—			—	—

	12/24/2008				493	2,466	(3)	4,932	(3)					42,415

	12/24/2008											7,382	24.50	61,935

Thornton Wilt	—	14,987	59,946	119,892									—	—

	12/24/2008				138	691	(3)	1,382	(3)					11,885

	12/24/2008											2,070	24.50	17,367

	4/3/2008									73				1,913

Henry E. Dubois	—	33,125	132,500	265,000

	4/3/2008				—	—		—		572	(5)	—	—	14,986

(1)	As disclosed in the Summary Compensation Table, in the column titled “Non-equity Incentive Plan Compensation”, no bonus payments were made to the named executive officers. These columns show the range of potential cash payouts that each named executive officer was entitled to earn for calendar year 2008 pursuant to annual non-equity incentive awards made under the Annual Incentive Plan as described in the section titled “Performance-Based Incentive Compensation” in the Compensation Discussion and Analysis. The threshold amount is based on 25% of the named executive officer’s target bonus amount, and the maximum payout is 200% of the named executive officer’s target bonus amount.

(2)	These amounts relate to grants in the form of RSUs issued under our LTIP. “Target” is the number of RSUs awarded in 2008. “Threshold” represents the lowest possible payout (20 percent of the grant) if there is a payout, and “Maximum” reflects the highest possible payout (200 percent of the grant). These RSUs were designed with a performance cycle of 2008 through 2010. The RSUs granted will vest entirely and convert into shares of stock if (i) the Company achieves its target asset return and (ii) if the named executive officer is still employed by the Company on March 15, 2011 (the “Vesting Date”). See “Compensation Discussion and Analysis” above under the heading “Long-Term Incentive Compensation” for additional information.

(3)	The majority of option grants made in 2008 were in the form of LTIP grants, awarded on December 24, 2008. One additional non-LTIP grant was made to Mr. Balthazor on December 22, 2008. LTIP options have an eight-year term and non-LTIP options have a ten-year term.

All LTIP option grants vest 25% each year beginning August 26, 2009. Mr. Balthazor’s non-LTIP options vest 25% each year, beginning, December 22, 2009.

(4)	Grant date fair value assumptions are consistent with those disclosed in Note 3, “Significant Accounting Policies — Stock Based Compensation” to our Consolidated Financial Statements found in our 2008 Annual Report on Form 10-K. Valuation for option grants, pursuant to FAS 123(R) is based on the Black-Scholes model. Options granted on December 22, 2008 have a grant date fair value of $9.88. Options granted on

December 24, 2008 have a grant date fair value of $8.39. Valuation for stock or RSU grants pursuant to FAS 123(R) is based on the average of the high and low trading prices on the grant date. Each RSU granted has a grant date fair value of $17.20. All calculations are rounded to the nearest dollar.

(5)	As the stock component of his 2008 annual compensation, Mr. Dubois was awarded 572 shares of restricted stock which vested entirely on April 3, 2009.

2008 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards								Stock Awards
															Equity
															Incentive
													Equity		Plan
													Incentive		Awards:
													Plan		Market or
													Awards:		Payout
						Equity							Number of		Value of
						Incentive						Market	Unearned		Unearned
						Plan Awards:						Value of	Shares,		Shares,
		Number of		Number of		Number of				Number of		Shares or	Units		Units
		Securities		Securities		Securities				Shares or		Units of	or Other		or Other
		Underlying		Underlying		Underlying				Units of		Stock	Rights		Rights
		Unexercised		Unexercised		Unexercised	Option			Stock That		That	That		That
	Option	Options/SARS		Options		Unearned	Exercise	Option		Have Not		Have Not	Have Not		Have Not
	Grant	(#)		(#)		Options	Price	Expiration	Stock/RSU	Vested		Vested	Vested		Vested
Name	Date	Exercisable		Unexercisable		(#)	($)	Date(1)	Grant Date	(#)		($)(2)	(#)		($)(2)

Matthew M. O’Connell									6/30/2004	—		—
President, Chief Executive									7/1/2004	—		—	—		—
Officer and Director	9/24/2004	45,307	(3)	—			6.50	9/23/2014	3/24//2005	—		—	—		—
									8/31/2006	—		—	—		—
	4/12/2007	5,762	(4)	17,283	(4)		18.00	4/11/2015	4/12/2007				11,673	(5)	224,472
	4/12/2007	5,332	(6)	16,002	(6)		18.00	4/11/2015	4/12/2007				10,254	(7)	197,184
									4/12/2007				17,850	(8)	343,256
									4/7/2008				4,875	(9)	93,746
	12/24/2008	—		24,135	(10)		24.50	8/26/2016	12/24/2008				8,061	(11)	155,013

Steven R. Balthazor	4/12/2007	1,000	(12)	3,000
Principal Financial Officer	12/22/2008	—		2,500	(13)			12/21/2018
	12/24/2008	—		2,230	(10)		24.50	8/26/2016	12/24/2008				745		14,326

William Schuster	12/6/2004	22,262	(14)				18.25	12/5/2014	12/6/2004
Chief Operating Officer	4/12/2007	1,336	(4)	4,005	(4)		18.00	4/11/2015	4/12/2007				2,705	(5)	52,017
	4/12/2007	1,237	(6)	3,708	(6)		18.00	4/11/2015	4/12/2007				2,376	(7)	45,690
									4/12/2007				6,513	(8)	125,245
									4/3/2008				2,079	(9)	39,979
	12/24/2008	—		6,596	(10)		24.50	8/26/2016	12/24/2008				2,203	(11)	42,364

William L. Warren									7/1/2004	—		—	—		—
Senior Vice President,	9/24/2004	21,359	(3)	—	(3)		6.50	9/23/2014	3/24/2005	—		—	—		—
General Counsel and	4/12/2007	1,166	(4)	3,501	(4)		18.00	4/11/2015	4/12/2007				2,364	(5)	45,460
Corporate Secretary	4/12/2007	910	(6)	2,736	(6)		18.00	4/11/2015	4/12/2007				1,752	(7)	33,691
									4/12/2007				5,022	(8)	96,573
									4/3/2008				1,792	(9)	34,460
	12/24/2008	—		7,382	(10)		24.50	8/26/2016	12/24/2008				2,466	(11)	47,421

Thornton Wilt	11/2/2006	20,000	(15)					11/01/2016	5/22/2006
Vice President, North	4/12/2007	776	(4)	2,325	(4)			4/11/2015	4/12/2007				1,574	(5)	30,268
American Sales	4/12/2007	732	(6)	2,202	(6)			4/11/2015	4/12/2007				1,410	(7)	27,114
									4/3/2008	73	(16)	1,404
	12/24/2008	—		2,070	(10)		24.50	8/26/2016	12/24/2008				691	(11)	13,288

Henry E. Dubois	1/3/2006	16,875	(17)	5,625	(17)		10.95	1/2/2016	1/3/2006	5,000	(18)	96,150
Executive Vice President	4/12/2007	1,828	(4)	5,481	(4)(19)		18.00	4/11/2015	4/12/2007	—		—	3,702	(5)	71,189
and Chief Financia									4/12/2007				5,903	(8)	113,515
Officer	4/12/2007	1,428	(6)	4,281	(6)(19)		18.00	4/11/2015	4/12/2007	—		—	2,744	(7)	52,767
									4/3/2008				1,897	(9)	36,479
									4/3/2008	572	(20)	11,000

(1)	Options vest at a rate of 25% per year over the first four years of the life of the option. Options granted under the LTIP have an eight-year term and options granted under the non-LTIP have a ten-year term. All options granted in 2004 and 2006 were non-LTIP options. With the exception of Mr. Balthazor’s grant, all of the April 12, 2007 option grants were LTIP grants.

(2)	Based on a closing stock price of $19.23 on December 31, 2008, the last day of the fiscal year.

(3)	Mr. O’Connell was awarded 45,307 options to purchase Common Stock under the 2003 Incentive Plan, of which all options have vested as of December 31, 2008. These options are exercisable until September 13,

2014. Mr. Warren was awarded 21,359 options to purchase Common Stock under the 2003 Incentive Plan, of which all options have vested as of December 31, 2008. These options are exercisable until September 13, 2014.

(4)	This amount represents the number of options issued to the named executive officer under our LTIP with respect to the 2006-2008 performance cycle. The options will vest at a rate of 25% per year on the grant’s anniversary date over the first four years of the eight-year option term.

(5)	The six named executive officers with the exception of Messrs. Balthazor and Wilt were granted RSUs under our LTIP with respect to the 2006-2008 performance cycle. The RSUs would vest, if at all, based on the financial performance of the Company during this period and would be converted into shares of Common Stock on April 12, 2009 if the Company achieved its target asset return and if the named executive officer is employed by us on that date. As of December 31, 2008, the RSUs were still outstanding. However, on the vest date, April 12, 2009, it was determined that the Company did not reach the minimum target asset return for the RSUs to vest, and thus no named executive officer was granted shares of stock.

(6)	This amount represents the number of options issued to the named executive officer under our LTIP with respect to the 2007-2009 performance cycle. The options will vest at a rate of 25% per year on the grant’s anniversary date over the first four years of the eight-year option term.

(7)	This amount represents the target number of RSUs issued under our LTIP with respect to the 2007-2009 performance cycle. The RSUs will vest, if at all, based on the financial performance of the Company during this period and will be converted into shares of Common Stock on April 12, 2010. The RSUs will only vest if the named executive officer is employed by us on April 12, 2010.

(8)	This amount represents the number of performance shares granted as the stock portion of the named executive officer’s annual performance payments for 2006, which shares would vest 30 days after the Company’s GeoEye-1 satellite received “fully operational capability” certification by the National Geospatial Agency (“NGA”). As of December 31, 2008, all of the shares were still outstanding. The shares vested March 22, 2009.

(9)	This amount represents the number of performance shares granted as the stock portion of the named executive officer’s annual performance payments for 2007, which shares would vest seven days after the Company’s GeoEye-1 satellite received “fully operational capability” certification by NGA. As of December 31, 2008, all of the shares were still outstanding. The shares vested February 27, 2009.

(10)	This amount represents the number of options issued to the named executive officer under our LTIP with respect to the 2008-2010 performance cycle. The options will vest at a rate of 25% per year on the grant’s anniversary date over the first four years of the eight-year option term, beginning August 26, 2009 and will expire August 25, 2016.

(11)	Messrs. O’Connell, Schuster and Warren were granted RSUs under our LTIP with respect to the 2008-2010 performance cycle. Between 20%-200% of the RSUs will vest if the Company achieves is target return on assets on March 15, 2011. If the RSUs vest on March 15, 2011, they will be converted into shares of Common Stock and awarded to the named executive officer if he is still employed by us.

(12)	Mr. Balthazor was granted 4,000 options to purchase shares of Common Stock pursuant to a non-LTIP grant on April 12, 2007. The options vest 25% each year, beginning April 12, 2008 and expire on April 11, 2017.

(13)	Mr. Balthazor was granted 2,500 options to purchase shares of Common Stock pursuant to a non-LTIP grant on December 22, 2008. The options vest 25% each year, beginning December 22, 2009 and expire December 21, 2018.

(14)	Pursuant to his employment, Mr. Schuster was granted 22, 262 options to purchase shares of Common Stock, all of which vested as of December 31, 2008.

(15)	Mr. Wilt was awarded 20,000 options to purchase Common Stock under the 2006 Plan, all of which vested as of December 31, 2008.

(16)	As part of his 2008 annual compensation package, on April 3, 2008, Mr. Wilt was granted 73 shares of restricted stock, all of which vested on April 3, 2009.

(17)	Pursuant to his employment agreement, Mr. Dubois was awarded 22,500 options to purchase Common Stock under the 2003 Incentive Plan, which vest 25% per year, beginning December 31, 2006. Pursuant to his separation agreement, the final tranche of these options vested on April 15, 2009.

(18)	Pursuant to his employment agreement, Mr. Dubois was awarded 8,000 shares of restricted stock under the 2003 Incentive Plan. As of December 31, 2008, 3,000 shares had vested and the remaining 5,000 shares vested entirely on January 1, 2009.

(19)	Pursuant to terms of Mr. Dubois’ separation agreement, one additional tranche of each of his LTIP option grants vested on April 12, 2009.

(20)	As part of his 2008 annual compensation package, on April 3, 2008, Mr. Dubois was granted 572 shares of restricted stock, all of which vested on April 3, 2009.

2008 OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards
				Number of Shares		Value Realized
	Number of Shares	Value Realized		Acquired on Vesting		on Vesting
Name	Acquired on Exercise	on Exercise	Vesting Date	(#)		(1)($)

Matthew M. O’Connell	—	—	—	—		—
President, Chief Executive Officer and Director
Steven R. Balthazor	—	—		—		—
Principal Financial Officer
William Schuster	—	—	12/31/2008	2,500	(2)	48,075
Chief Operating Officer
William L. Warren	—	—	—	—		—
Senior Vice President, General Counsel and Corporate Secretary
Thornton Wilt	—	—	—	—		—
Vice President, North American Sales
Henry E. Dubois	—	—	—	—		—
Former Executive Vice President and Chief Financial Officer

(1)	Value calculated by multiplying the closing price on the vesting date of the Common Stock by the number of shares vested. Closing price on December 31, 2008 was $19.23 per share.

(2)	Pursuant to Mr. Schuster’s employment agreement, he was awarded 10,000 shares of restricted stock which vest equally over a four-year period beginning on December 31, 2005. This represents the fourth and final vested tranche of shares.

POTENTIAL PAYMENTS UPON TERMINATION WITHOUT CAUSE

			Accelerated		Accelerated		Life	Medical
	Salary(2)	Bonus(3)	Options(4)		Stock(4)		Insurance(5)	Insurance(5)
Name(1)	($)	($)	($)		($)		($)	($)

Matthew M. O’Connell
President, Chief Executive Officer and Director
Termination w/out Cause	420,000	—	—		—		1,520	—
Death(7)		—	—		—		—	—
William Schuster
Chief Operating Officer
Termination w/out Cause	206,882	—	—		—		1,342	9,486
Death(7)		—	—		—		—	—
William L. Warren
Senior Vice President, General Counsel and Corporate Secretary
Termination w/out Cause	120,027	—	—		—		—	3,066
Death(7)		—	—		—		—	—
Henry E. Dubois
Former Executive Vice President and Chief Financial Officer
Termination w/out Cause	265,788	—	170,782	(6)	149,994	(6)	—	—
Death(7)

(1)	The respective employment agreements for Messrs O’Connell, Schuster and Dubois or offer letter (in the case of Mr. Warren) outline the compensation and benefits which would be offered for a defined period of time (“Severance Period”) in the event of a termination without cause. Additionally, all named executive officers in the table, except for Mr. Warren, is entitled to the continuation of the company-paid medical and life insurance premiums during the Severance Period that they had while employed. The Severance Period for both Messrs. O’Connell and Dubois is 12 months. The Severance Period for Mr. Schuster is 9 months, and the severance period for Mr. Warren is 6 months. All totals in table assume a termination without cause as of the December 31, 2008. Fair market value of the stock on that date was $19.23.

(2)	Based on length of Severance Period.

(3)	No bonus payments, for the fiscal year ending December 31, 2008, were awarded to the named executive officers.

(4)	There is generally no provision for acceleration of stock or options in the case of Termination without Cause. Unless provided for in a separate severance agreement, any unvested options or stock will be cancelled.

(5)	All life insurance and medical payments are made throughout the Severance Period. Mr. O’Connell has elected not to participate in the Company’s health benefit programs.

(6)	Pursuant to the terms of Mr. Dubois’ separation agreement, dated December 10, 2008, one additional tranche of options granted to him on January 3, 2006 and April 12, 2007 vested, totaling 8,881 options to purchase Common Stock.

Pursuant to the terms of Mr. Dubois’ separation agreement, dated December 10, 2008, restricted stock that was due to vest depending on the achievement of certain milestones, would accelerate on April 15, 2009, if not vested by that time. 7,800 shares of stock vested, 1,897 on February 27, 2009 and 5,903 shares on March 22, 2009.

(7)	In the event of death, the Company will pay any earned but unpaid salary at the time of death, and at the time such amount would otherwise have been due, a pro rata portion of the bonus, if any, which may otherwise have been paid with respect to the annual period in which death occurs.

POTENTIAL PAYMENTS UPON CHANGE IN CONTROL + TERMINATION WITHOUT CAUSE

				Restricted	Life		Outplacement
	Credited	Pro Rata	Options	Stock and	Insurance	Medical	and Financial	Gross Up
	Compensation	Bonus	Cash-Out	Stock Units	Pmts	Insurance	Counseling	Payments
Name(1)	(2)($)	(3)($)	(4)($)	(5)($)	(6)($)	(7)($)	(8)($)	(9)($)

Matthew M. O’Connell
President, Chief Executive Officer and Director Change in Control + Termination without Cause	1,470,000	315,000	40,940	1,013,671	3,040	—	15,000	—
Death	—	—	—	—	—	—	—	—
Steven R. Balthazor
Principal Financial Officer Change in Control + Termination without Cause	—	—	9,050	14,326	—	—	—	—
Death	—	—	—	—	—	—	—	—
William Schuster
Chief Operating Officer Change in Control + Termination without Cause	413,765	137,922	9,489	305,295	1,789	2,913	15,000	—
Death	—	—	—	—	—	—	—	—
William L. Warren
Senior Vice President, General Counsel and Corporate Secretary Change in Control + Termination without Cause	360,081	120,027	7,669	257,605	—	13,532	15,000	—
Death	—
Thornton W. Wilt, Jr.
Vice President, North American Sales Change in Control + Termination without Cause	99,911	—	5,567	88,727	—	—	—	—
Death	—	—	—	—	—	—	—	—
Henry E. Dubois(10)
Former Executive Vice President and Chief Financial Officer Change in Control + Termination without Cause	—	—	—	—	—	—	—	—
Death	—	—	—	—	—	—	—	—

(1)	All named executive officers, with the exception of Messrs. Balthazor and Wilt, are covered under the Key Employee Change In Control Severance Plan (“CIC Plan”). Mr. O’Connell is considered a Tier 1 employee. Messrs. Schuster and Warren are considered, and prior to his resignation, Mr. Dubois was considered, Tier 2 employees. Messrs. O’Connell and Schuster are covered under employment agreements, and Messrs. Warren, Balthazor and Wilt are covered under offer letters.

(2)	An employee who is covered under the CIC Plan is entitled to the aggregate of his annual base salary as determined immediately prior to the severance date and most recent target bonus. (“Credited Compensation”) upon termination other than for Cause or Good Reason within two years following a CIC. A Tier 1 Employee is entitled to Credited Compensation multiplied by 2, and a Tier 2 employee is entitled to Credited Compensation multiplied by 1. Mr. Wilt’s offer letter entitles him to six months of continued salary.

(3)	Upon termination other than for Cause or for Good Reason within two years following a CIC, both Tier 1 and Tier 2 employees are entitled to a pro rata portion to the date of termination of the employee’s most recently established target for the annual non-equity incentive compensation, calculated by multiplying the target amount by the fraction obtained by dividing the number of full months and any fractional portion of a month during the Company’s fiscal year in which the employee was employed by Company through the severance date, by 12. Under their employment agreements, upon death, Messrs. O’Connell and Schuster would be entitled to a pro rata portion of the bonuses they would have received based upon the Company’s performance. Performance goals were not attained for the fiscal year ending December 31, 2008, and no named executive officer received a bonus for this year. As a result, Messrs. O’Connell and Schuster would not be entitled to any pro rata bonus payments upon death.

(4)	Pursuant to CIC, each severed employee shall on severance date become immediately vested in all outstanding equity awards, including any derivative and non-derivative securities. Value for options is determined by multiplying the aggregate of the unvested options by closing price at year’s end: $19.23, less the exercise price.

(5)	Pursuant to CIC, each severed employee shall on severance date become immediately vested in all outstanding equity awards, including any derivative and non-derivative securities. Value for restricted stock or restricted stock units is determined by multiplying the aggregate of the outstanding unvested restricted stock or restricted stock units by closing price at year’s end: $19.23.

(6)	Upon termination other than for Cause or for Good Reason within two years following a CIC, all named executive officers participating in the CIC Plan would receive a lump sum payment equal to the monthly life insurance premium required to be paid by the Company for the month prior to the severance date, multiplied by 24 for a Tier 1 employee, or 12 for a Tier 2 employee. Mr. Warren did not elect to receive life insurance benefits as of December 31, 2008, and thus would not receive such benefits upon termination

(7)	Upon termination other than for Cause or for Good Reason within two years following a CIC, for a period of 18 months for a Tier 1 employee or 12 months for a Tier 2 employee, the Company shall reimburse him or his eligible dependents for or provide direct payment to the insurance carrier for the premium costs necessary to continue their participation in the Company’s medical and dental plans that the employee participated in while employed with the Company, prior to the severance date.

(8)	Upon termination other than for Cause or for Good Reason within two years following a CIC, any named executive officers participating in the CIC Plan would receive a lump sum payment equal to one year of outplacement services and financial counseling.

(9)	The CIC Plan provides that if any participant is subject to the excise tax under Internal Revenue Code Section 4999, they would be entitled to receive an additional payment (“Gross-Up Payment”) such that the net amount retained by the Executives from the Gross-Up Payment, after reduction for any federal, state, and local income taxes, employment taxes and the excise tax on the Gross-Up Payment (and any interest, penalties or additions to tax payable by the Executive with respect thereto), is equal to the excise tax imposed on his or her parachute payments. However, if the parachute value of all payments is 110% or less than the “safe harbor amount” (i.e., approximately 2.99 times the named executive officer’s base amount), then no Gross-Up Payment would be due and instead the amounts payable under the CIC Plan would be cut back so that the parachute value of all payments equals the “safe harbor amount.”

The only named executive officer with a parachute value exceeding the “safe harbor amount” is Mr. Warren. However, because the parachute value of his payments does not exceed 110%, Mr. Warren would have his Credited Compensation severance cut back by $41,003 so that he would not be subject \to the excise tax under IRC Section 4999.

(10)	Mr. Dubois resigned as Chief Financial Officer on December 10, 2008. In connection with his resignation, Mr. Dubois agreed to remain employed through April 15, 2009, in exchange for certain severance-related benefits, payable on that date. Under Mr. Dubois’ separation agreement, he would not be entitled to any severance-related benefits under any other plan or agreement.

2008 DIRECTOR COMPENSATION

	Fees Earned or
	Paid in Cash	Stock Awards		Total
Name	(1)($)	(2)($)		($)

James A. Abrahamson	34,750	50,000		84,750
Joseph M. Ahearn	35,153	50,000		85,153
Martin C. Faga	30,000	50,000		80,000
Lawrence A. Hough	36,420	60,000	(3)	96,420
Michael F. Horn, Sr.	41,847	50,000		91,847
Roberta E. Lenczowski	29,250	50,000		79,250
James M. Simon, Jr.	36,750	60,000	(3)	96,750
William Sprague	34,708	50,000		84,708

(1)	For 2008, each Non-employee Director received an in-person attendance fee of $1,500 and a telephonic attendance fee of $750 for each full Board meeting and an in-person attendance fee of $1,000 and a telephonic attendance fee of $500 for each Committee meeting. Mr. Abrahamson received an additional $5,000 retainer fee for his service as Chairman of the Board. Messrs. Ahearn and Horn each received a prorated amount of the additional $5,000 retainer allocated for the Chairman of the Audit Committee. Mr. Ahearn served as Chairman through June 4, 2008, and Mr. Horn served as Chairman from June 4, 2008 to the present. In addition, Messrs. Hough and Sprague received a prorated amount of the additional $3,000 retainer allocated for the Chairman of the Compensation Committee. Mr. Hough served as Chairman through June 4, 2008 and Mr. Hough from that date forward. Finally, Mr. Simon received an additional $3,000 retainer fee for his service as Chairman of the Strategy Committee.

(2)	On January 1, 2008, each non-employee director currently sitting on the Board, received $50,000 of DSUs (based on the average of the high and low trading prices on the date of grant) which vest 50% each six months after the date of grant, to be settled with shares of Common Stock six months after such director leaves the Board.

(3)	In recognition for their extraordinary service as chairman of the Audit Committee and Strategy and Risk Committee, respectively, on January 10, 2008, the Company awarded Messrs. Hough and Simon an additional $10,000 worth of Company Common Stock, based on the average of the high and low trading prices of the stock on the grant date.

Equity Compensation Plan Information

The following describes all of the Company’s equity compensation plans in effect as of December 31, 2008.

2006 Omnibus Stock Incentive Plan

Effective December 31, 2006, the Company adopted the 2006 Omnibus Stock and Performance Incentive Plan (the “2006 Plan”) to reward certain corporate officers and employees, certain consultants and non-employee directors of the Company and its Subsidiaries by providing for certain cash benefits and by enabling them to acquire shares of Common Stock of the Company. The 2006 Plan limits aggregate grants to 1,700,000 shares of Common Stock, of which no more than 1,000,000 shares of Common Stock shall be available for incentive stock options and no more than 1,500,000 shares of Common Stock shall be available for stock awards.

The 2006 Plan provides for grants of non-qualified stock options to non-employee director, subject to the grant price being no less than the fair market value of the stock on the grant date and with a grant term of no more than ten (10) years. The 2006 Plan also provides grants of Common Stock and restricted stock. No non-employee director may be granted, during any fiscal year, options that are exercisable for more than 20,000 shares of Common Stock or stock awards covering or relating to more than 20,000 shares of Common Stock.

As of the effective date of the 2006 Plan, (i) any shares of Common Stock available for future awards under the prior incentive plans and (ii) any shares of Common Stock represented by awards granted under the prior incentive plans that are forfeited, expire or are canceled without delivery of shares of Common Stock, or which result in the forfeiture of shares of Common Stock back to the Company, shall be available for awards under the 2006 Plan and no new awards shall be granted under the prior incentive plans.

GeoEye 2008 Employee Stock Purchase Plan

Effective July 1, 2008, Company adopted the GeoEye 2008 Employee Stock Purchase Plan (the “2008 ESPP”) to assist eligible employees in acquiring stock ownership interest in the Company, to help them provide for their future security and to encourage them to remain in the employment of the Company and its subsidiaries. Under the 2008 ESPP, during semiannual offering periods, employees may purchase shares of Common Stock of the Company, through payroll deductions, at a discounted price of 85% (unless otherwise adjusted by the administrator of the 2008 ESPP in its sole discretion) of the fair market value of a share of our Common Stock (the “Purchase Price”) on the date of purchase. A maximum of 500,000 shares may be issued under the 2008 ESPP.

An eligible employee may be granted rights under the 2008 ESPP, only if such rights do not permit such employee’s rights to purchase Stock of the Company to accrue at a rate which exceeds $25,000 of fair market value of such Stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. To the extent necessary to comply with the foregoing, a Participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period. All contributions to the Plan must be made through payroll deductions.

Upon a participant’s ceasing to be an eligible employee, for any reason, he or she shall be deemed to have elected to withdraw from the 2008 ESPP and the payroll deductions credited to such participant’s account during the offering period shall be paid to such participant or, in the case of his or her death, to the participant’s designated beneficiary, as soon as reasonably practicable and such participant’s rights for the offering period shall be automatically terminated.

The 2008 ESPP is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended. In addition, the 2008 ESPP is not a qualified plan within the meaning of section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and is not a qualified employee stock purchase plan within the meaning of Section 423 of the Code. The 2008 ESPP is a discretionary plan. Participation by any employee is purely voluntary.

401(k) Employee Savings Plan

The Company has a tax-qualified 401(k) Employee Savings Plan (the “Savings Plan”) for its employees generally, in which the executive officers also participate. Under the Savings Plan, eligible employees are permitted to defer receipt of their compensation up to the maximum amount allowed by law, with the employee’s contribution not to exceed $16,500 for the current year (subject to certain limitations imposed under the Code. The Savings Plan provides that a discretionary match of employee deferrals may be made by the Company in cash. Pursuant to the Savings Plan, the Company has elected to match 100% of the first 4% of employee deferral subject to limitations imposed by the Internal Revenue Service. The amounts held under the Savings Plan are invested among various investment funds maintained under the Savings Plan in accordance with the directions of each participant. The Savings Plan also provides for “profit-sharing” contributions that we may make on behalf of all eligible employees. Salary deferral contributions by employees under the Savings Plan are 100% vested. Company contributions vest 33.3% at the completion of the first year of employment, 33.3% after the second year of employment with the remaining 33.3% vesting at the completion of the third year of employment. All company contributions after the completion of the third year of employment are fully vested. Participants or their beneficiaries are entitled to payment of vested benefits upon termination of employment.

Employment Agreements and Change In Control Agreements

The Company has provided for compensation to several named executive offices in the event of an involuntary separation from employment without cause or a change in control. Please see the tables entitled “Potential

Payments Upon Termination without Cause” and “Potential Payments Upon Change in Control + Termination Without Cause” above.

Employment Agreements/Severance Agreements

The Company and Mr. O’Connell entered into an employment agreement effective as of October 27, 2003, amended December 24, 2008, pursuant to which Mr. O’Connell serves as our President and Chief Executive Officer. The employment agreement calls for an initial base salary of $350,000, an annual target bonus, a special bonus which was paid in 2005 when the company refinanced the then outstanding senior notes and senior subordinated notes, Mr. O’Connell’s initial restricted stock grant, a company paid life insurance policy and eligibility for stock options. The annual bonus is subject to review of the Board on an annual basis, and the award of the annual bonus is based upon the achievement of performance objectives of Mr. O’Connell personally and the company as a whole. In the event Mr. O’Connell is terminated without cause, he will have a one year severance period, during which he will receive the following:

(i) regular bi-weekly payments equal to his usual base salary, less payroll deductions and required withholdings, for twelve (12) months (the ‘Severance Period’), with such payments beginning on the date of his termination of employment;

(ii) a payment of that portion of the bonus, if any, he is entitled to for the calendar year based upon performance for such year pro-rated based upon the number of full months he was employed in such year, payable at the time such amount would otherwise have been due, but in no event later than March 15 of the year following the year in which such bonus was earned; and

(iii) continuation of all group health and life insurance benefits during the Severance Period, in exchange for the execution of a release of all claims against the Company in form satisfactory to the Company.

If the amount described in clause (i) of the preceding paragraph above exceeds (A) an amount (the “Unrestricted Amount”) equal to two times the lesser of Mr. O’Connell’s annual compensation based on the annual rate of pay from the Company for the calendar year preceding the calendar year of the severance date (adjusted for any increase in such annual rate of pay during the calendar year of the severance date that was expected to continue indefinitely if employment had not terminated) or (B) the maximum amount that can be taken into account under a qualified plan pursuant to Section 401(a)(17) of the Internal Revenue Code, then no more than the Unrestricted Amount may be paid in the six months following the severance date and the bi-weekly payments shall be reduced to comply with this limitation. If the monthly payments are reduced to comply with such limitation, any amount not paid in the initial six months following the severance date shall be paid in a lump sum six months and two days after the severance date and thereafter the bi-weekly payments shall continue through the remainder of the Severance Period.

The Company and William Schuster entered into an employment agreement effective as of December 6, 2004, amended December 24, 2008, pursuant to which Mr. Schuster serves as Chief Operating Officer. The employment agreement calls for an initial base annual salary of $242,500 and an annual target bonus. The agreement also provides for Mr. Schuster to receive an initial restricted stock grant of 10,000 shares of Common Stock to vest in equal installments over a four year period beginning with December 31, 2005, options to purchase 22,262 shares of Common Stock to vest in equal installments over a four year period beginning with December 31, 2005, and a company paid life insurance policy. The annual bonus is subject to review of the Chief Executive Officer and the Board on an annual basis and the award of the annual bonus is based upon the achievement of performance objectives of Mr. Schuster personally and the Company as a whole. In the event Mr. Schuster is terminated without cause, he will have a nine month severance period, during which he will receive the following:

(i) regular bi-weekly payments equal to his usual base salary, less payroll deductions and required withholdings, for nine (9) months (the ’Severance Period’), with such payments beginning on the date of his termination of employment;

(ii) a payment of that portion of the bonus, if any, he is entitled to for the calendar year based upon performance for such year pro-rated based upon the number of full months he was employed in such year, payable at the time such amount would otherwise have been due, but in no event later than March 15 of the year following the year in which such bonus was earned; and

(iii) continuation of all group health and life insurance benefits during the Severance Period, in exchange for the execution of a release of all claims against the Company in form satisfactory to the Company.

If the amount described in clause (i) of the preceding paragraph above exceeds (A) an amount (the “Unrestricted Amount”) equal to two times the lesser of Mr. Schuster’s annual compensation based on the annual rate of pay from the Company for the calendar year preceding the calendar year of the severance date (adjusted for any increase in such annual rate of pay during the calendar year of the severance date that was expected to continue indefinitely if employment had not terminated) or (B) the maximum amount that can be taken into account under a qualified plan pursuant to Section 401(a)(17) of the Internal Revenue Code, then no more than the Unrestricted Amount may be paid in the six months following the severance date and the bi-weekly payments shall be reduced to comply with this limitation. If the monthly payments are reduced to comply with such limitation, any amount not paid in the initial six months following the severance date shall be paid in a lump sum six months and two days after the severance date and thereafter the bi-weekly payments shall continue through the remainder of the Severance Period.

The Company and Mr. Dubois entered into an employment agreement effective as of January 3, 2006, pursuant to which Mr. Dubois serves as an Executive Vice President and the Chief Financial Officer of the Company. The employment agreement calls for an initial base salary of $250,000, an annual target bonus, 8,000 shares of Common Stock, of which 3,000 shares vested on August 2, 2006 and of which the remaining 5,000 shares will vest on January 1, 2009, up to $74,000 to cover taxes associated with such shares, options to purchase 22,500 shares of Common Stock to vest in equal installments over a four year period beginning with December 31, 2006, a Company paid life insurance policy and payment of up to $100,000 of relocation expenses. The annual bonus is subject to review of the Chief Executive Officer and the Board on an annual basis, and the award of the annual bonus is based upon the achievement of performance objectives of Mr. Dubois and the company as a whole.

Mr. Dubois resigned from his position as Chief Financial Officer as of December 10, 2008 (“Effective Date”), but served as an Executive Consultant through April 15, 2009. Effective April 15, 2009, (“Severance Date”) Mr. Dubois terminated all business relationships with the Company and was entitled to the following severance benefits:

(i) regular bi-weekly payments equal to his usual base salary, less payroll deductions and required withholdings, for twelve (12) months (the ‘Severance Period’) following the Severance Date, with the option to elect a lump sum payment any time during the Severance Period, less payroll deductions and required withholdings;

(ii) pro-rata payment to the Effective Date of the bonus, if any, he is entitled to for the 2008 calendar year based on his performance of 2008, payable at the time such amount would otherwise have been due, but in no event, later than April 15, 2009;

(iii) continuation of all group health and life insurance benefits during the Severance Period, at the same cost as applies to active employees of the Company;.

(iv) compensation for any unused vacation which shall be payable on the next regularly scheduled pay period after April 15, 2009; and

(v) lump sum payment of all unvested contributions into 401(k) plan as of December 31, 2008

The Company does not have an employment agreement with either Messr.. Balthazor, Warren or Wilt. However, under the terms of their offer letters, in the event either Mr. Warren or Mr. Wilt is terminated without cause, each will have a six month severance period, during which they will receive an amount equal to his base salary for such period, less payroll deductions and required withholdings. Mr. Balthazor’s offer letter doesn’t include a severance period.

Change In Control Agreements

Under the 2006 Plan, in the event of a change in control during an named executive officer’s employment (or service as a Non-employee Director or Consultant) with the Company or one of its Subsidiaries, (i) each award granted to the participant under the 2006 Plan shall become immediately vested and fully exercisable and any restrictions applicable to the award shall lapse (regardless of the otherwise applicable vesting or exercise schedules or performance goals provided for under the award agreement) and (ii) if the award is an option or SAR, such award shall remain exercisable until the expiration of the term of the award or, if the participant should die before the expiration of the term of the award, until the earlier of (a) the expiration of the term of the award or (b) two (2) years following the date of the participant’s death. The foregoing description is subject to limited exceptions and does not apply if the applicable award agreement expressly provides to the contrary.

On April 12, 2007, the Board, upon recommendation of the compensation committee, approved and adopted the key employee change in control severance plan for certain key employees of the Company and its subsidiaries (the “Change in Control Severance Plan”). The Change in Control Severance Plan, was revised December 24, 2008 and provides for payments and benefits to members of senior management in the event of a change of control of the Company and a subsequent termination of employment under the circumstances described below. Employees of the Company and its subsidiaries may be selected to participate in the Change in Control Severance Plan by the Board as “Tier I” or “Tier II” participants. The Board designated Matthew M. O’Connell, President and Chief Executive Officer, to participate in the Change in Control Severance Plan as a Tier I participant and William Schuster, Chief Operating Officer and William L Warren, Senior Vice President, General Counsel and Corporate Secretary, to participate in the Change in Control Severance Plan as Tier II participants.

Under the terms of the Change in Control Severance Plan, upon a participant’s termination of employment by the Company without “cause” or by a participant for “good reason” within two years following a “change in control” of the Company, the participant will be entitled to receive the following payments and benefits, provided that the participant executes and delivers a release to the Company:

•	an amount equal to the participant’s “credited compensation,” multiplied by (i) two for Tier I participants, or (ii) one for Tier II participants;

•	a pro rata portion of the participant’s target annual cash incentive compensation (determined at one hundred percent of target) for the year in which the termination occurs;

•	a payment equal to the cost of outplacement services and financial counseling for one year following termination;

•	a payment equal to (i) 24 times for Tier I participants, or (ii) 12 times for Tier II participants, the total monthly premium payment paid by the Company for life insurance benefits for the month prior to termination;

•	for 24 months following termination of a Tier I participant, or for 12 months following termination for a Tier II participant, reimbursement by the Company (or direct payment to the insurance carrier) of the premium costs necessary for the participant and his or her dependents to continue participating in the Company’s medical and dental plans; and

•	full vesting of all outstanding equity awards held by the participant.

“Credited compensation” is defined in the Change in Control Severance Plan to mean the aggregate of (i) the participant’s annual base salary determined immediately prior to the date of termination, and (ii) one hundred percent of the participant’s most recently established target for annual cash incentive compensation. All severance amounts, other than the medical and dental premium payments, are payable in a single lump sum as soon as reasonably practicable following receipt by the Company of an executed release from the participant, subject to a possible six-month delay to comply with Section 409A of the Code, as applicable. In addition, the Company must make a gross-up payment to a participant in the event any payment or benefit made to the participant under the Change in Control Severance Plan will be subject to the excise tax imposed by Section 4999 of the Code. The gross-up payment is to be in an amount sufficient to make the participant whole for all taxes (including withholding taxes) and any associated interest and penalties imposed as a result of Section 4999 of the Code (but excluding any taxes, interest or penalties imposed by Section 409A of the Code), subject to certain exceptions set forth in the Change in Control Severance Plan. In addition, in consideration of the payments and benefits received pursuant to the Change in Control Severance Plan, each participant is subject to non-competition and non-solicitation covenants following a termination for (i) 24 months in the case of a Tier I participant, or (ii) 12 months in the case of a Tier II participant.

Interest of Certain Persons in Matters to Be Acted On

No director or executive officer of GeoEye, who has served in such capacity since January 1, 2008, or any associate of any such director or officer, to the knowledge of the executive officers of GeoEye, has any material interest, direct or indirect, through security holdings or otherwise, in any matter proposed to be acted on at the 2009 Annual Meeting, which is not shared by all other stockholders or as is otherwise described in this Proxy Statement.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all Company employees including executive officers, as well as each member of the Board. The COBCE includes policies on employment, conflicts of interest, and the protection of confidential information and requires adherence to all laws and regulations applicable to the conduct of our business. The Code of Conduct is designed to promote honest and ethical conduct, including the avoidance, and unethical handling, of conflicts of interest between personal and professional relationships and to ensure compliance with applicable law, rules and regulations. The Code of Conduct is available at our website http://www.geoeye.com on our Investor Relations page. We make our website content available for information purposes only. It should not be relied upon for investment purposes, nor is it incorporated by reference in this Proxy Statement. In addition, the Code of Conduct is also available in print free of charge to any stockholder who requests it by contacting our Investor Relations Department either by mail at our corporate headquarters, located at 21700 Atlantic Boulevard, Dulles, VA 20166 or by telephone at (703) 480-7500.

PROPOSAL 2

APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon recommendation of its Audit Committee, has approved and recommended the appointment of KPMG LLP (“KPMG”) as an independent registered public accounting firm to conduct an audit of the Company’s financial statements for the year 2009. Although the selection and appointment of an independent registered public accounting firm is not required to be submitted to a vote of stockholders, the Board has decided to ask our stockholders to ratify this appointment. Ratification of the appointment of KPMG will require the affirmative vote of a majority of the shares of Common Stock voted at the Annual Meeting. If the appointment of KPMG is not ratified, the matter of the appointment of independent auditors will be reconsidered by the Audit Committee.

Representatives of KPMG will attend the Annual Meeting and will be available to respond to appropriate questions that may be asked by stockholders. Such representatives will also have an opportunity to make a statement at the meeting if they desire to do so.

We are asking our stockholders to ratify the selection of KPMG as our independent auditor.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
APPOINTMENT OF KPMG, LLP AS THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE YEAR 2009

Change in Independent Public Accountants

During fiscal year 2008, the Company changed independent public accountants from BDO Seidman, LLP to KPMG LLP. See Item 9 of our Annual Report on Form 10-K for further discussion.

Independent Public Accountants’ Fees

BDO Seidman, LLP (“BDO”), served as the Company’s independent registered public accounting firm for fiscal year 2007 and during the period of January 1 to September 22, 2008, and KPMG LLP (“KPMG”), served as the Company’s independent registered public accounting firm for the period of September 22, 2008 to December 31, 2008. The following tables summarize fees billed through April 30, 2009 to the Company by BDO and KPMG relating to services provided for fiscal years 2007 and 2008:

	Fees
BDO Seidman, LLP	2008	2007

Audit fees(a)	$1,087,233	$820,823
Tax fees(b)	—	—
Audit Related and Other fees(c)	29,406	34,675

Total	$1,116,639	$855,498

	Fees
KPMG LLP	2008	2007

Audit fees(a)	$1,889,122	$—
Tax fees(b)	414,866	—
Audit Related and Other fees(c)	—	—

Total	$2,303,988

(a)	Audit fees principally include those for services related to the annual audit of the financial statements, including the audit of the internal control over financial reporting under Section, 404 of the Sarbanes-Oxley Act, SEC registration statements and consultation on accounting matters.

(b)	Tax fees principally include those for services related to tax planning and consulting.

(c)	Audit-related fees principally include those for services related to the annual audit of the employee benefit plan. Except as identified above, the Company did not incur any additional fees for any products or services provided by BDO and KPMG in 2008 and 2007.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee shall pre-approve the engagement. Audit Committee pre-approval of audit and non- audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent auditor. Audit Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

OTHER BUSINESS

Management does not intend to bring any business before the Annual Meeting other than the election of directors, and the appointment of KPMG referred to in the accompanying notice. No other matter or nomination for director has been timely submitted to the Company in accordance with the provisions of the Company’s Bylaws. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to discretionary authority granted in the proxy in accordance with their best judgment on such matters. The discretionary authority includes matters that the Board does not know are to be presented at the meeting by others.

Additional Information

Stockholder Communications.  The Board has provided for a process for stockholders to send communications to the Board. Any stockholder can send communications to the Board by mail as follows:

Board of Directors of GeoEye, Inc.
c/o Corporate Secretary
21700 Atlantic Boulevard
Dulles, Virginia 20166

All stockholder communications will be relayed to all Board members. Communications from an officer or director of the Company will not be viewed as stockholder communications for purposes of the procedure. Communications from an employee or agent of the Company will be viewed as stockholder communications for purposes of the procedure only if those communications are made solely in such employee’s or agent’s capacity as a stockholder.

Stockholder Proposals for Inclusion in 2010’s Proxy Statement.  The Company is currently planning to hold its 2010 Annual Meeting of Stockholders on June 3, 2010. Stockholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting proxy statement must submit their proposals so that they are received at the Company’s principal executive office no later than the close of business on January 4, 2010. Proposals should be addressed to William L. Warren, Senior Vice President, General Counsel and Corporate Secretary, GeoEye, Inc., 21700 Atlantic Boulevard, Dulles, Virginia 20166. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Compliance with the above will generally result in a proposal that is proper business (or director nomination) being eligible to be brought before the stockholders for voting upon at the Annual Meeting. However, compliance with these requirements does not mean that the Company is required to include the proposal in the proxy solicitation material that the Company prepares and distributes. In order for a stockholder to require that a proposal be included by the Company in its proxy statement and proxy card, the stockholder must satisfy the requirements of Rule 14a-8 under the Exchange Act in addition to the requirements of the Bylaws. Rule 14a-8 addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting.  The Company is planning to hold its Annual Meeting of Stockholders on June 3, 2010. For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2010 Annual Meeting, SEC rules permit management to vote proxies in its discretion if we: (1) receive notice of the proposal before the close of business on January 4, 2010 and advise stockholders in the 2010 proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) do not receive notice of the proposal prior to the close of business on January 4, 2010. Notices of intention to present proposals at the 2010 Annual Meeting should be addressed to

William L. Warren, Senior Vice President, General Counsel and Corporate Secretary, GeoEye, Inc., 21700 Atlantic Boulevard, Dulles, Virginia 20166.

By Authorization of the Board of Directors

William L. Warren
Senior Vice President, General Counsel &
Corporate Secretary

GeoEye, Inc.

ANNUAL MEETING OF STOCKHOLDERS
June 4, 2009 9:00 a.m. EDT

Sheraton Reston Hotel
11810 Sunrise Valley Drive
Reston, Virginia 20191

ADVANCE REGISTRATION

Attendance at the Annual Meeting is limited to GeoEye stock owners (or a designated representative or proxy) with proof of ownership and members of their immediate family and employees and guests of the Company. In order to attend as a stockholder or immediate family member, you or your family member must be a stockholder of record as of April 6, 2009, or you must provide a copy of a brokerage statement or other evidence of beneficial ownership showing your ownership of Common Stock on April 6, 2009. Attendees may register at the door on the day of the meeting; however, advance registration for the Annual Meeting will expedite your entry into the meeting.

•	If you hold your GeoEye shares directly with the Company and you/or a member of your immediate family plan to attend the Annual Meeting, please follow the Advance Registration instructions on the top portion of your Proxy Form, which was included in the mailing from the Company.

•	If you desire to appoint a person to attend the meeting and vote your shares on your behalf, you may do so by inserting that person’s name in the blank space provided at the top of your Proxy Form. Such person need not be a stockholder of the Company. At the meeting, such person must present to the inspector of elections a proxy signed by the stockholder, or by his or her attorney authorized in writing, as his or her name appears on our register of stockholders. If the stockholder is a corporation, the proxy must be executed by a duly authorized officer or attorney thereof.

•	If your GeoEye shares are held for you in a brokerage, bank or other institutional account and you wish to register in advance, please direct your request to:

GeoEye, Inc.
21700 Atlantic Boulevard
Dulles, Virginia 20166
Attention: Corporate Secretary

Please include the following in your request:

•	Your name and complete mailing address;

•	The name(s) of any immediate family members who will accompany you; and

•	Proof that you own GeoEye shares (e.g., a photocopy of a brokerage or other account statement).

No cameras, video recorders or tape recorders of any type will be permitted in the meeting. We realize that many cellular phones have built-in cameras, and while these phones may be brought into the meeting venue, the camera function may not be used at any time. Inappropriate or disorderly behavior will result in expulsion from the meeting.

Please mark your votes as indicated in this example [X]

1. Election of Directors

Nominees:	FOR ALL NOMINEES	WITHHOLD AUTHORITY	EXCEPTIONS
01 James A. Abrahamson 02 Joseph M. Ahearn 03 Martin C. Faga 04 Michael F. Horn, Sr. 05 Lawrence A. Hough 06 Roberta E. Lenczowski 07 Matthew M. O'Connell 08 James M. Simon, Jr. 09 William W. Sprague	☐	☐	☐

*Exceptions ______________________________

Mark Here for Address Change or Comments SEE REVERSE ☐

Signature ______________________ Signature ______________________ Date ____________

▲ FOLD AND DETACH HERE ▲

GEOEYE, INC.

https://www.proxydocs.com/geoy

48418

Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope. Please mark your votes as            I y I indicated in |^V | — this example The Board of Directors recommends that stockholders vote FOR the election of the following directors of the Company            The Board of            oposal. whose term will expire in 2009. Directors            FOR            AGAINST            ABSTAIN 1 . Election of Directors            recommends a vote            may properly come Nominppq- FOR ALL            WITHHOLD            FOR the following 01 James A. Abrahamson NOMINEES AUTHORITY EXCEPTIONS pn 02 Joseph M. Ahearn 2. PROPOSAL TO 03 Martin C. Faga            I             I             I            I             I             I             RATIFY THE 04 Michael F. Horn, Sr. I I            I I            I I            APPOINTMENT OF 05 Lawrence A. Hough            f KPMG LLP as 06 Roberta E. Lenczowski            the independent 07 Matthew M. O’Connell            registered public 08 James M. Simon, Jr. I accounting 09 William W. Sprague            firm for the Company for 2009. 3. With discretionary authority as to such other matters as before the meeting. (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.) ‘Exceptions Mark Here (or AddressI            I Change or CommentsI SEE REVERSE Signature .. Signature ................................ Date Note: If signing as Attorney, Administrator, Executor Guardian, Trustee or Corporate Officer, please add your title as such. A FOLD AND DETACH HERE A GEOEYE, INC. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders
The Proxy Statement and the 2008 Annual Report on Form 10-K are available at: https://www.proxydocs.com/geoy 48418

GEOEYE, INC. Proxy Solicited on Behalf of the Board of Directors of GeoEye, Inc. for the Annual Meeting of Stockholders on June 4, 2009 The undersigned hereby appoints Lt. Gen. (Ret.) James A. Abrahamson, Chairman of the Board of Directors and William L. Warren, Senior Vice President, General Counsel, and Corporate Secretary jointly and severally, proxies, with full power of substitution and with discretionary authority, to represent and to vote, in accordance with the instructions set forth below, all shares of Common Stock which the undersigned is entitled to vote at the 2009 Annual Meeting of Stockholders of GeoEye, Inc. (the “Company”), to be held on June 4, 2009, at the Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191, at 9:00 a.m. (the “Annual Meeting”) or at any adjournment thereof, hereby revoking any proxy heretofore given. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IN THE ABSENCE OF SPECIFIC DIRECTIONS TO THE CONTRARY, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE DIRECTORS NAMED BELOW, FOR THE APPROVAL OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009, AND IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. YOUR VOTE IS IMPORTANT. You are urged to complete, sign, date and promptly return the accompanying proxy in the enclosed envelope, which is postage prepaid if mailed in the United States. Your vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the accompanying proxy. (Continued and to be marked, dated and signed, on the other side) BNY MELLON SHAREOWNER SERVICES Address Change/CommentsI P.O. box 3550 (Mark the corresponding box on the reverse side) SOUTH HACKENSACK, NJ 07606-9250 A FOLD AND DETACH HERE A You can now access your GEOEYE, INC. account online. Access your GeoEye, Inc. shareholder/stockholder account online via Investor ServiceDirect® (ISD). The transfer agent for GeoEye, Inc. now makes it easy and convenient to get current information on your shareholder account. · View account status • View payment history for dividends · View certificate history • Make address changes · View book-entry information • Obtain a duplicate 1099 tax form · Establish/change your PIN Visit us on the web at http://www.bnymellon.com/shareowner/isd For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnvmellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment. Please fax all revisions to: 732-802-0260 or email to proxycards@bnymellonproduction.com PRINT AUTHORIZATION To commence printing on this proxy card please sign, date and fax this card to: 732-802-0260 — SIGNATURE: ................................... DATE: (THIS BOXED AREA DOES NOT PRINT) Registered Quantity 1000.00